                       PROSPECTUS DATED NOVEMBER 15, 1997

                                      FOR

                         MAINSTAY PLUS VARIABLE ANNUITY
                                      FROM
                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            (A DELAWARE CORPORATION)
                  51 MADISON AVENUE, NEW YORK, NEW YORK 10010
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

     This Prospectus describes individual flexible premium MainStay Plus Variable Annuity policies offered by New York Life Insurance and Annuity Corporation ("NYLIAC"). The policies are primarily designed to assist individuals in their retirement planning, and can be used in connection both with plans that do and plans that do not qualify for special federal income tax treatment. Premium payments accumulate on a tax-deferred basis and can be later distributed under a number of different methods. The policies offer flexible premium payments, access to cash value through partial withdrawals (although certain withdrawals may be subject to a surrender charge and/or tax penalty), a choice of when income payments will commence, and a guaranteed payment of premiums (or the policy's value, if greater) to the beneficiary if the owner or annuitant dies before income payments have commenced. The policies also offer a choice of premium allocation alternatives, including a guaranteed interest option and the eighteen separate account variable investment divisions listed below.

     -    MainStay VP Capital Appreciation
     -    MainStay VP Cash Management
     -    MainStay VP Convertible
     -    MainStay VP Government
     -    MainStay VP High Yield Corporate Bond
     -    MainStay VP International Equity
     -    MainStay VP Total Return
     -    MainStay VP Value
     -    MainStay VP Bond
     -    MainStay VP Growth Equity
     -    MainStay VP Indexed Equity
     -    Alger American Small Capitalization
     -    Calvert Socially Responsible
     -    Fidelity VIP II: Contrafund
     -    Fidelity VIP: Equity-Income
     -    Janus Aspen Balanced
     -    Janus Aspen Worldwide Growth
     -    Morgan Stanley Emerging Markets Equity

We do not guarantee the investment performance of these investment divisions, which involve varying degrees of risk.

     This Prospectus provides information that a prospective investor should know before investing. Please read it carefully and retain it for future reference. This Prospectus is not valid unless attached to current prospectuses for the MainStay VP Series Fund, Inc., The Alger American Fund, the Acacia Capital Corporation, the Fidelity Variable Insurance Products Fund II, the Fidelity Variable Insurance Products Fund, the Janus Aspen Series and the Morgan Stanley Universal Funds, Inc.

     Registration statements relating to the policies and the separate account have been filed with the Securities and Exchange Commission. A Statement of Additional Information, dated May 1, 1997, is incorporated herein by reference. The Statement of Additional Information is available free by writing NYLIAC at the address above or by calling (888) 695-6246. The table of contents for the Statement of Additional Information is included at the end of this Prospectus.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PREMIUMS ALLOCATED TO THE SEPARATE ACCOUNT ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

                               TABLE OF CONTENTS

                                         PAGE
                                         ----
DEFINITIONS............................    3
FEE TABLE..............................    6
QUESTIONS AND ANSWERS ABOUT MAINSTAY
  PLUS VARIABLE ANNUITY................   10
FINANCIAL STATEMENTS...................   16
CONDENSED FINANCIAL INFORMATION........   17
NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION AND THE SEPARATE
  ACCOUNT..............................   18
  New York Life Insurance and Annuity
     Corporation.......................   18
  The Separate Account.................   18
  The Portfolios.......................   18
  Additions, Deletions or Substitutions
     of Investments....................   20
  Reinvestment.........................   20
THE POLICIES...........................   20
  Purpose of Policies..................   20
  Types of Policies....................   21
  Issuing the Policy and Premium
     Payments..........................   21
  Issue Ages...........................   22
  Transfers............................   22
  Procedures for Telephone
     Transactions......................   23
  Dollar Cost Averaging................   24
  Automatic Asset Reallocation.........   24
  Interest Sweep.......................   25
  Accumulation Period..................   25
     (a) Crediting of Premium
          Payments.....................   25
     (b) Valuation of Accumulation
          Units........................   26
  Owner Inquiries......................   26
CHARGES AND DEDUCTIONS.................   26
  Surrender Charges....................   26
  Amount of Surrender Charge...........   27
  Exceptions to Surrender Charges......   27
  Other Charges........................   27
  Group and Sponsored Arrangements.....   28
  Taxes................................   29

                                         PAGE
                                         ----
DISTRIBUTIONS UNDER THE POLICY.........   29
  Surrenders and Withdrawals...........   29
     (a) Surrenders....................   30
     (b) Partial Withdrawals...........   30
     (c) Periodic Partial
          Withdrawals..................   30
     (d) Hardship Withdrawals..........   31
  Required Minimum Distribution
      Option...........................   31
  Cancellations........................   31
  Annuity Commencement Date............   31
  Death Before Annuity Commencement....   32
  Income Payments......................   33
     (a) Election of Income Payment
          Options......................   33
     (b) Other Methods of Payment......   33
     (c) Proof of Survivorship.........   33
  Delay of Payments....................   33
  Designation of Beneficiary...........   34
  Restrictions Under Internal Revenue
     Code Section 403(b)(11)...........   34
  Loans................................   34
  Riders...............................   35
     (a) Living Needs Benefit Rider....   36
     (b) Unemployment Benefit  Rider...   36
THE FIXED ACCOUNT......................   36
     (a) Interest Crediting............   36
     (b) Transfers to Investment
          Divisions....................   37
     (c) Fixed Account Initial  Premium
         Guarantee.....................   37
FEDERAL TAX MATTERS....................   38
  Introduction.........................   38
  Taxation of Annuities in General.....   38
  Qualified Plans......................   39
     (a) Section 403(b) Plans..........   40
     (b) Individual Retirement
          Annuities....................   40
     (c) Deferred Compensation  Plans..   40
DISTRIBUTOR OF THE POLICIES............   40
VOTING RIGHTS..........................   40
TABLE OF CONTENTS FOR THE STATEMENT OF
  ADDITIONAL INFORMATION...............   42

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS OR ANY ATTACHED SUPPLEMENT THERETO OR IN ANY SUPPLEMENTAL SALES MATERIAL AUTHORIZED BY NYLIAC.

                                  DEFINITIONS

ACCUMULATION PERIOD--The period before the Annuity Commencement Date and during the lifetime of the Annuitant.

ACCUMULATION UNIT--An accounting unit used to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct Variable Accumulation Unit value.

ACCUMULATION VALUE--The Variable Accumulation Value, if any, plus the Fixed Accumulation Value, if any, of a Policy for any Valuation Period.

AGE--The attained age on last birthday.

ALLOCATION ALTERNATIVES--The Investment Divisions of the Separate Account and the Fixed Account constitute the Allocation Alternatives.

ANNUITANT--The person whose life determines the Income Payments, and upon whose death, prior to the Annuity Commencement Date benefits under the Policy may be paid.

ANNUITY COMMENCEMENT DATE--The date on which the first Income Payment under the Policy is to be made.

BENEFICIARY--The person or entity having the right to receive the death benefit set forth in the Policy and who is the "designated beneficiary" for purposes of
Section 72(s) of the Internal Revenue Code in the event of the Annuitant's or the Owner's death.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.

CORPORATION--("NYLIAC," "we," "us," "our")--New York Life Insurance and Annuity Corporation, which is a wholly-owned Delaware subsidiary of New York Life Insurance Company.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS")--The available mutual fund Portfolios of the Funds. The MainStay VP Series Fund currently has eleven Portfolios available for investment by the Investment Divisions of the Separate Account: the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Convertible, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity and MainStay VP Indexed Equity Portfolios. The Alger American Fund has one Portfolio available to the Separate Account: the Alger American Small Capitalization Portfolio. The Acacia Fund has one Portfolio available to the Separate Account: the Calvert Responsibly Invested Balanced Portfolio ("Calvert Socially Responsible Portfolio"). The Fidelity Funds have two Portfolios available to the Separate Account: the Contrafund Portfolio of the Fidelity Variable Insurance Products Fund II ("Fidelity VIP II: Contrafund Portfolio") and the Equity-Income Portfolio of the Fidelity Variable Insurance Products Fund ("Fidelity VIP: Equity-Income Portfolio"). The Janus Aspen Series has two Portfolios available to the Separate Account: the Balanced Portfolio of the Janus Aspen Series ("Janus Aspen Balanced Portfolio") and the Worldwide Growth Portfolio of the Janus Aspen Series ("Janus Aspen Worldwide Growth Portfolio"). The Morgan Stanley Fund has one Portfolio available to the Separate
Account: the Emerging Markets Equity Portfolio of the Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Emerging Markets Equity Portfolio").

FIXED ACCOUNT--Assets in the Fixed Account are not part of the Separate Account. The Accumulation Value of the Fixed Account is supported by assets in the General Account of the Corporation, which are subject to the claims of its general creditors.

FIXED ACCUMULATION VALUE--The sum of premiums and transfers allocated to the Fixed Account, plus interest credited on those Premium Payments and transfers, less transfers and any Partial Withdrawals from the Fixed Account, and less any surrender charges and the Policy Fee that may have already been assessed from the Fixed Account.

FIXED INCOME PAYMENTS--Income Payments having a guaranteed amount.

FUNDS (EACH, INDIVIDUALLY, A "FUND")--The MainStay VP Series Fund, Inc. ("MainStay VP Series Fund" and, formerly, "New York Life MFA Series Fund, Inc."), The Alger American Fund ("The Alger American Fund"), the Acacia Capital Corporation ("Acacia Fund"), the Fidelity Variable Insurance Products Fund and the Fidelity Variable Insurance Products Fund II (collectively, the "Fidelity Variable Insurance Products Funds" or the "Fidelity Funds"), the Janus Aspen Series and the Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Fund").

INCOME PAYMENTS--Periodic payments made by NYLIAC to the Payee, generally after the Annuity Commencement Date.

INVESTMENT DIVISION ("DIVISION")--A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

ISSUE DATE--The date the Policy is executed.

NON-QUALIFIED POLICIES--Policies that do not qualify for special federal income tax treatment.

OWNER ("YOU," "YOUR")--The person(s) or entity designated as the Owner in the Policy (or surviving spouse of the Owner who is named as Beneficiary, and who becomes the new Owner), or as subsequently changed, and upon whose death prior to the Annuity Commencement Date benefits under the Policy may be paid. If a policy is jointly owned, ownership rights and privileges under the Policy must be exercised jointly.

PARTIAL WITHDRAWAL--Any part of the Accumulation Value paid to you, at your request, in accordance with the terms of the Policy.

PAYEE--A recipient of payments under the Policy.

PAYMENT YEAR(S)--With respect to any Premium Payment, the year(s) commencing on the date of such Premium Payment.

POLICY--The MainStay Plus Variable Annuity policy offered by NYLIAC that is described in this Prospectus.

POLICY ANNIVERSARY--An anniversary of the Policy Date displayed on the Policy Data Page.

POLICY DATA PAGE--Page 2 of the Policy, containing the Policy specifications.

POLICY DATE--The date from which Policy Years, quarters, months and anniversaries are measured. It is shown on the Policy Data Page.

POLICY REQUEST--Information submitted by a broker-dealer for the purpose of issuing a Policy as required by NYLIAC.

POLICY YEAR--A year commencing on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.

PREMIUM PAYMENT--An amount paid to the Corporation as consideration for the benefits provided by the Policy.

PURCHASE DATE--The Business Day on which a Premium Payment is received by us and credited under the Policy.

QUALIFIED POLICIES--Policies issued under plans that qualify for special federal income tax treatment.

REQUIRED MINIMUM DISTRIBUTION--An amount the Internal Revenue Service requires the Owners of certain Qualified Policies to withdraw each year generally commencing with the year the Owner reaches age 70 1/2. For IRA and TSA Owners, NYLIAC offers a Required Minimum Distribution Option. Under this Option, NYLIAC will calculate and process the annual Required Minimum Distribution for such Policies beginning at age 70 1/2.

SEPARATE ACCOUNT--NYLIAC Variable Annuity Separate Account-III a segregated asset account established by NYLIAC to receive and invest Premium Payments paid under the Policies and into which assets are placed for the purchasers of the Policies.

SURRENDER CHARGE--An amount charged by the Corporation during the first six (6) Payment Years after each Premium Payment is made, when a Partial Withdrawal of the Accumulation Value is made or when the Policy is surrendered for its Accumulation Value.

VALUATION PERIOD--The period from the close of the immediately preceding Business Day to the close of the current Business Day.

VALUATION TIME--The time of the close of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on any day on which the New York Stock Exchange is open.

VARIABLE ACCUMULATION VALUE--The sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.

                                   FEE TABLE
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                   MAINSTAY                            MAINSTAY VP
                                                    MAINSTAY VP       VP                    MAINSTAY   HIGH YIELD    MAINSTAY VP
                                                      CAPITAL        CASH     MAINSTAY VP      VP       CORPORATE   INTERNATIONAL
                                                    APPRECIATION  MANAGEMENT  CONVERTIBLE  GOVERNMENT     BOND         EQUITY
                                                    ------------  ----------  -----------  ----------  -----------  -------------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales Load(a)
    (as a % of amount withdrawn)...................        7%           7%          7%           7%          7%            7%
  Transfer Fee..................................... NYLIAC reserves the right to charge up to $30 for each transfer in excess of
                                                    12 transfers per Policy Year.
  Annual Policy Fee................................ Lesser of $30 per Policy or 2% of the Accumulation Value, for Policies with less than $20,000 of Accumulation Value.
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
  Mortality and Expense Risk Fees..................     1.25%        1.25%       1.25%        1.25%       1.25%         1.25%
  Administration Fees..............................     0.15%        0.15%       0.15%        0.15%       0.15%         0.15%
  Total Separate Account Annual
    Expenses.......................................     1.40%        1.40%       1.40%        1.40%       1.40%         1.40%
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
  (as a % of average account value)
  Advisory Fees....................................     0.36%        0.25%       0.36%        0.30%       0.30%         0.60%
  Administration Fees..............................     0.20%        0.20%       0.20%        0.20%       0.20%         0.20%
  Other Expenses...................................     0.19%(b)     0.19%(b)    0.17%(c)     0.21%(b)    0.17%(c)      0.17%(c)
  Total Fund Annual Expenses.......................     0.75%(b)     0.64%(b)    0.73%(c)     0.71%(b)    0.67%(c)      0.97%(c)


                                                     MAINSTAY VP
                                                        TOTAL     MAINSTAY VP  MAINSTAY VP
                                                       RETURN        VALUE        BOND
                                                     -----------  -----------  -----------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales Load(a)
    (as a % of amount withdrawn)...................        7%           7%           7%
  Transfer Fee.....................................

  Annual Policy Fee................................

SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
  Mortality and Expense Risk Fees..................     1.25%        1.25%        1.25%
  Administration Fees..............................     0.15%        0.15%        0.15%
  Total Separate Account Annual
    Expenses.......................................     1.40%        1.40%        1.40%
FUND ANNUAL EXPENSES AFTER REIMBURSEMENT
  (as a % of average account value)
  Advisory Fees....................................     0.32%        0.36%        0.25%
  Administration Fees..............................     0.20%        0.20%        0.20%
  Other Expenses...................................     0.19%(b)     0.17%(c)     0.13%(b)
  Total Fund Annual Expenses.......................     0.71%(b)     0.73%(c)     0.58%(b)

------------
(a) The contingent deferred sales load percentage applicable to any amount withdrawn declines by 1% each Payment Year from 7% during the first three Payment Years to 4% in the sixth Payment Year, with no charge thereafter. See "Surrender Charges" on page 26.
(b) An expense reimbursement agreement which limited "Other Expenses" to 0.17% annually was in effect until December 31, 1996. "Other Expenses" and "Total Fund Annual Expenses" have been restated to reflect the absence of this limitation in 1996.
(c) These numbers reflect an expense reimbursement agreement effective through December 31, 1997 limiting "Other Expenses" to 0.17% annually. In the absence of the expense reimbursement arrangement, the "Total Fund Annual Expenses" for the year ended December 31, 1996 would have been 1.46%, 0.71%, 1.51% and 0.79% for the MainStay VP Convertible, MainStay VP High Yield Corporate Bond, MainStay VP International Equity and MainStay VP Value Portfolios, respectively. Numbers for the MainStay VP Convertible Portfolio have been annualized based on the period from October 1, 1996 (the date of inception) to December 31, 1996.

                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                                                                          ALGER
                                        MAINSTAY VP    MAINSTAY VP       AMERICAN         CALVERT       FIDELITY     FIDELITY VIP:
                                          GROWTH         INDEXED          SMALL          SOCIALLY       VIP II:         EQUITY-
                                          EQUITY         EQUITY       CAPITALIZATION    RESPONSIBLE    CONTRAFUND       INCOME
                                        -----------    -----------    --------------    -----------    ----------    -------------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales
    Load(a) (as a % of amount
    withdrawn).......................         7%             7%               7%              7%             7%             7%
  Transfer Fee.......................   NYLIAC reserves the right to charge up to $30 for each transfer in excess of 12 transfers per Policy Year.
  Annual Policy Fee..................   Lesser of $30 per Policy or 2% of the Accumulation Value, for Policies with less than
                                        $20,000 of Accumulation Value.
SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
  Mortality and Expense Risk Fees....      1.25%          1.25%            1.25%           1.25%          1.25%          1.25%
  Administration Fees................      0.15%          0.15%            0.15%           0.15%          0.15%          0.15%
  Total Separate Account Annual
    Expenses.........................      1.40%          1.40%            1.40%           1.40%          1.40%          1.40%
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average account value)
  Advisory Fees......................      0.25%          0.10%            0.85%           0.71%(d)       0.61%          0.51%
  Administration Fees................      0.20%          0.20%               --              --             --             --
  Other Expenses.....................      0.13%(b)       0.20%(b)         0.03%           0.13%(d)       0.13%          0.07%
  Total Fund Annual Expenses.........      0.58%(b)       0.50%(b)         0.88%           0.84%(d)       0.74%(e)       0.58%(e)


                                        JANUS      JANUS ASPEN    MORGAN STANLEY
                                        ASPEN       WORLDWIDE        EMERGING
                                       BALANCED      GROWTH       MARKETS EQUITY
                                       --------    -----------    --------------
OWNER TRANSACTION EXPENSES
  Maximum Contingent Deferred Sales
    Load(a) (as a % of amount
    withdrawn).......................       7%           7%               7%
  Transfer Fee.......................

  Annual Policy Fee..................

SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a % of average account value)
  Mortality and Expense Risk Fees....    1.25%        1.25%            1.25%
  Administration Fees................    0.15%        0.15%            0.15%
  Total Separate Account Annual
    Expenses.........................    1.40%        1.40%            1.40%
FUND ANNUAL EXPENSES AFTER
  REIMBURSEMENT
  (as a % of average account value)
  Advisory Fees......................    0.79%        0.66%            0.85%
  Administration Fees................       --           --            0.25%
  Other Expenses.....................    0.15%        0.14%            0.65%
  Total Fund Annual Expenses.........    0.94%(f)     0.80%(f)         1.75%(g)

------------
(d) "Other Expenses" are based on expenses for fiscal year 1996, and have been restated to reflect an increase in transfer agency expenses of 0.03% expected to be incurred in 1997. The "Advisory Fee" includes a performance adjustment which could cause the fee to be as high as 0.85% or as low as 0.55%, depending on performance. "Other Expenses" reflect an indirect fee of 0.03%. "Total Fund Annual Expenses" after reductions for fees paid indirectly would have been 0.81%.
(e) A portion of the brokerage commissions that these Portfolios pay was used to reduce the Portfolios' annual expenses. In addition, these Portfolios have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Including these reductions, the "Total Fund Annual Expenses" would have been 0.71% for the Fidelity VIP II:
     Contrafund Portfolio and 0.56% for the Fidelity VIP: Equity-Income
     Portfolio.
(f) Janus Capital Corporation ("JCC") has agreed to reduce the advisory fee for each Portfolio to the extent that such fee exceeds the effective rate of the Janus retail fund corresponding to such Portfolio. JCC may terminate this fee reduction at any time upon 90 days' notice to the Board of Trustees of the Janus Aspen Series. Absent such reductions, "Advisory Fees" and "Total Fund Annual Expenses" for the fiscal year ended December 31, 1996 would have been: 0.92% and 1.07%, respectively, for the Janus Aspen Balanced Portfolio and 0.77% and 0.91%, respectively, for the Janus Aspen Worldwide Growth Portfolio.
(g) "Other Expenses" for the Morgan Stanley Emerging Markets Equity Portfolio are estimated for the current fiscal year. Morgan Stanley Asset Management Inc. has agreed to a reduction of its management fees and to reimburse the Portfolio if such fees would cause the "Total Fund Annual Expenses" to exceed 1.75% of average daily net assets. Absent such reductions, it is estimated that "Advisory Fees" and "Total Fund Annual Expenses" would be 1.25% and 6.17%, respectively.

     The purpose of this Table is to assist the Owner in understanding the various costs and expenses that an Owner will bear directly and indirectly. The Table reflects charges and expenses of the Separate Account as well as the Funds; charges and expenses may be higher or lower in future years. For more information on the charges described in this Table see "Charges and Deductions" at page 26 and the Fund Prospectuses which accompany this Prospectus. NYLIAC may, where premium taxes are imposed by state law, deduct premium taxes on surrender of the Policy or on the Annuity Commencement Date.

EXAMPLES(1)

     An Owner would pay the following expenses on a $1,000 investment in one of the Investment Divisions listed, assuming a 5% annual return on assets:

        1. If you surrender your Policy at the end of the applicable time period:

                                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                         -------    --------    --------    --------
            MainStay VP Capital Appreciation..........   $ 89.69    $ 145.08    $ 182.90    $ 281.29
            MainStay VP Cash Management...............   $ 88.64    $ 141.92    $ 177.54    $ 270.08
            MainStay VP Convertible...................   $ 89.49    $ 144.50    $ 181.93    $ 279.27
            MainStay VP Government....................   $ 89.31    $ 143.93    $ 180.96    $ 277.23
            MainStay VP High Yield Corporate Bond.....   $ 88.93    $ 142.78    $ 179.01    $ 273.16
            MainStay VP International Equity..........   $ 91.79    $ 151.35    $ 193.51    $ 303.31
            MainStay VP Total Return..................   $ 89.31    $ 143.93    $ 180.96    $ 277.23
            MainStay VP Value.........................   $ 89.49    $ 144.50    $ 181.93    $ 279.27
            MainStay VP Bond..........................   $ 88.07    $ 140.21    $ 174.64    $ 263.94
            MainStay VP Growth Equity.................   $ 88.07    $ 140.21    $ 174.64    $ 263.94
            MainStay VP Indexed Equity................   $ 87.30    $ 137.91    $ 170.72    $ 255.68
            Alger American Small Capitalization.......   $ 90.93    $ 148.79    $ 189.18    $ 294.36
            Calvert Socially Responsible..............   $ 90.55    $ 147.64    $ 187.25    $ 290.35
            Fidelity VIP II: Contrafund...............   $ 89.60    $ 144.79    $ 182.41    $ 280.27
            Fidelity VIP: Equity-Income...............   $ 88.07    $ 140.21    $ 174.64    $ 263.94
            Janus Aspen Balanced......................   $ 91.51    $ 150.51    $ 192.08    $ 300.35
            Janus Aspen Worldwide Growth..............   $ 90.17    $ 146.50    $ 185.32    $ 286.33
            Morgan Stanley Emerging Markets Equity....   $ 99.27    $ 173.40    $ 230.36    $ 377.65

        2. If you annuitize your Policy at the end of the applicable time period:

            MainStay VP Capital Appreciation..........   $ 89.69    $  77.26    $ 132.02    $ 281.29
            MainStay VP Cash Management...............   $ 88.64    $  73.87    $ 126.38    $ 270.08
            MainStay VP Convertible...................   $ 89.49    $  76.64    $ 131.00    $ 279.27
            MainStay VP Government....................   $ 89.31    $  76.03    $ 129.98    $ 277.23
            MainStay VP High Yield Corporate Bond.....   $ 88.93    $  74.80    $ 127.93    $ 273.16
            MainStay VP International Equity..........   $ 91.79    $  83.97    $ 143.18    $ 303.31

------------
(1) For purposes of calculating these Examples, the annual policy fee has been expressed as an annual percentage of assets based on the average size of Policies having an Accumulation Value of less than $20,000 on December 31, 1996. This calculation method reasonably estimates annual policy fees applicable to Policies having an Accumulation Value of less than $20,000 but does not reflect that no annual policy fees are applicable to Policies having an Accumulation Value of $20,000 or greater. This means that the fees would be slightly less if your Policy has an Accumulation Value of $20,000 or greater on the Policy Anniversary or date of surrender.

                                                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                         -------    --------    --------    --------
            MainStay VP Total Return..................   $ 89.31    $  76.03    $ 129.98    $ 277.23
            MainStay VP Value.........................   $ 89.49    $  76.64    $ 131.00    $ 279.27
            MainStay VP Bond..........................   $ 88.07    $  72.05    $ 123.32    $ 263.94
            MainStay VP Growth Equity.................   $ 88.07    $  72.05    $ 123.32    $ 263.94
            MainStay VP Indexed Equity................   $ 87.30    $  69.58    $ 119.20    $ 255.68
            Alger American Small Capitalization.......   $ 90.93    $  81.23    $ 138.62    $ 294.36
            Calvert Socially Responsible..............   $ 90.55    $  80.01    $ 136.59    $ 290.35
            Fidelity VIP II: Contrafund...............   $ 89.60    $  76.95    $ 131.50    $ 280.27
            Fidelity VIP: Equity-Income...............   $ 88.07    $  72.05    $ 123.32    $ 263.94
            Janus Aspen Balanced......................   $ 91.51    $  83.08    $ 141.67    $ 300.35
            Janus Aspen Worldwide Growth..............   $ 90.17    $  78.78    $ 134.56    $ 286.33
            Morgan Stanley Emerging Markets Equity....   $ 99.27    $ 107.58    $ 181.96    $ 377.65

        3. If you do not surrender your Policy:

            MainStay VP Capital Appreciation..........   $ 25.12    $  77.26    $ 132.02    $ 281.29
            MainStay VP Cash Management...............   $ 24.00    $  73.87    $ 126.38    $ 270.08
            MainStay VP Convertible...................   $ 24.91    $  76.64    $ 131.00    $ 279.27
            MainStay VP Government....................   $ 24.72    $  76.03    $ 129.98    $ 277.23
            MainStay VP High Yield Corporate Bond.....   $ 24.31    $  74.80    $ 127.93    $ 273.16
            MainStay VP International Equity..........   $ 27.37    $  83.97    $ 143.18    $ 303.31
            MainStay VP Total Return..................   $ 24.72    $  76.03    $ 129.98    $ 277.23
            MainStay VP Value.........................   $ 24.91    $  76.64    $ 131.00    $ 279.27
            MainStay VP Bond..........................   $ 23.39    $  72.05    $ 123.32    $ 263.94
            MainStay VP Growth Equity.................   $ 23.39    $  72.05    $ 123.32    $ 263.94
            MainStay VP Indexed Equity................   $ 22.57    $  69.58    $ 119.20    $ 255.68
            Alger American Small Capitalization.......   $ 26.45    $  81.23    $ 138.62    $ 294.36
            Calvert Socially Responsible..............   $ 26.04    $  80.01    $ 136.59    $ 290.35
            Fidelity VIP II: Contrafund...............   $ 25.02    $  76.95    $ 131.50    $ 280.27
            Fidelity VIP: Equity-Income...............   $ 23.39    $  72.05    $ 123.32    $ 263.94
            Janus Aspen Balanced......................   $ 27.07    $  83.08    $ 141.67    $ 300.35
            Janus Aspen Worldwide Growth..............   $ 25.63    $  78.78    $ 134.56    $ 286.33
            Morgan Stanley Emerging Markets Equity....   $ 35.34    $ 107.58    $ 181.96    $ 377.65

THESE EXAMPLES SHOULD NOT BE CONSIDERED REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES. THE ACTUAL EXPENSES PAID OR PERFORMANCE ACHIEVED MAY BE GREATER OR LESS THAN THOSE SHOWN.

           QUESTIONS AND ANSWERS ABOUT MAINSTAY PLUS VARIABLE ANNUITY

     NOTE: THE FOLLOWING SECTION CONTAINS BRIEF QUESTIONS AND ANSWERS ABOUT MAINSTAY PLUS VARIABLE ANNUITY. REFERENCE SHOULD BE MADE TO THE BODY OF THIS PROSPECTUS FOR MORE DETAILED INFORMATION. ALSO, "YOU" OR "YOUR" REFERS TO THE OWNER; "NYLIAC," "WE," "US" OR "OUR" REFERS TO NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION.

1. WHAT IS MAINSTAY PLUS VARIABLE ANNUITY?

     A MainStay Plus Variable Annuity issued by NYLIAC is a Flexible Premium Deferred Variable Retirement Annuity policy. Premium Payments may be allocated to one or more of the Investment Divisions of the Separate Account or to the Fixed Account. The Separate Account in turn invests in shares of the Eligible Portfolios of the Funds. The Accumulation Value will vary in amount according to the investment results of the Investment Divisions selected and the interest credited on the Fixed Accumulation Value.

2. WHAT ARE THE AVAILABLE ALLOCATION ALTERNATIVES?

     As selected by the Owner, Premium Payments are allocated to one or more of the following Allocation Alternatives:

        (a) SEPARATE ACCOUNT

             The Separate Account currently consists of twenty-two Investment Divisions, eighteen of which are available under the Policies.

             The Investment Divisions of the Separate Account invest exclusively in shares of the Funds, each an open-end management investment company. The MainStay VP Series Fund has eleven Eligible Portfolios available for investment through the Investment Divisions of the Separate Account: the MainStay VP Capital Appreciation Portfolio, the MainStay VP Cash Management Portfolio, the MainStay VP Convertible Portfolio, the MainStay VP Government Portfolio, the MainStay VP High Yield Corporate Bond Portfolio, the MainStay VP International Equity Portfolio, the MainStay VP Total Return Portfolio, the MainStay VP Value Portfolio, the MainStay VP Bond Portfolio, the MainStay VP Growth Equity Portfolio and the MainStay VP Indexed Equity Portfolio. The Alger American Fund has one Eligible Portfolio available through the Investment Divisions of the Separate Account: the Alger American Small Capitalization Portfolio. The Acacia Fund has one Eligible Portfolio available for investment through the Investment Divisions of the Separate Account: the Calvert Socially Responsible Portfolio. The Fidelity Funds have two Eligible Portfolios available to the Separate Account: the Fidelity VIP II: Contrafund and Fidelity VIP: Equity-Income Portfolios. The Janus Aspen Series has two Eligible Portfolios available to the Separate Account: the Janus Aspen Balanced and Janus Aspen Worldwide Growth Portfolios. The Morgan Stanley Fund has one Eligible Portfolio available to the Separate Account: the Morgan Stanley Emerging Markets Equity Portfolio. Each Investment Division of the Separate Account will invest exclusively in the corresponding Eligible Portfolio.

        (b) FIXED ACCOUNT

             Each Premium Payment, or portion thereof, allocated to the Fixed Account will reflect a fixed interest rate. (See "The Fixed Account" at page 36.)

3. CAN AMOUNTS BE TRANSFERRED AMONG THE ALLOCATION ALTERNATIVES?

     Prior to 30 days before the Annuity Commencement Date, transfers of the value of Accumulation Units in one Investment Division to another Investment Division, or to the Fixed Account, are permitted. The minimum amount which may be transferred generally is $500, unless we agree otherwise. Unlimited transfers are permitted each Policy Year, although NYLIAC reserves the right to charge up to $30 per transfer for each transfer after the first twelve in a given Policy Year. (See "Transfers" at page 22.)

     For transfers made from the Fixed Account to the Investment Divisions, see "The Fixed Account" at page 36. In addition, Owners can request transfers through the Dollar Cost Averaging, Automatic Asset Reallocation, or Interest Sweep options described at pages 24 and 25 of this Prospectus.

4. WHAT ARE THE CHARGES OR DEDUCTIONS?

     During the Accumulation Period for the Policies, a charge for Policy administration expenses will be made once each year on the Policy Anniversary or upon Policy surrender if on that date the Accumulation Value does not equal or exceed $20,000. This charge will be the lesser of $30 or 2% of the Accumulation Value at the end of the Policy Year or on the date of surrender. All Policies are subject to a daily charge for policy administration expenses equal, on an annual basis, to .15% of the daily net asset value of the Separate Account. (See "Other Charges" at page 27.)

     All Policies are subject to a daily charge for certain mortality and expense risks assumed by NYLIAC. This charge is equal, on an annual basis, to 1.25% of the daily net asset value of the Separate Account. (See "Other Charges" at page 27.)

     Although there is no deduction from Premium Payments for sales charges, a contingent deferred sales charge ("Surrender Charge") may be imposed on certain partial withdrawals or surrenders of the Policies up to the amount of Premium Payments made. This charge is imposed as a percentage of the amount withdrawn during the first six Payment Years following the applicable Premium Payment. Unless required otherwise by state laws, the applicable percentage is 7% at the onset and then declines after the first three Payment Years following such Premium Payment by 1% per year to 4% in the sixth Payment Year, with no charge thereafter. The percentage of the applicable Surrender Charge varies, depending upon the length of time elapsed between NYLIAC's receipt of a Premium Payment and the withdrawal attributable to such Premium Payment--that is, the number of Payment Years elapsed since the applicable Premium Payment was made. For purposes of calculating the applicable Surrender Charge, Premium Payments will be deemed to be withdrawn on a first-in, first-out ("FIFO") basis, i.e., in the order in which they are received. For all Policies, the Surrender Charge will only be applied to any amounts withdrawn in any Policy Year which, when added to all other Surrender Charge free withdrawals in that Policy Year, exceed 10% of the Accumulation Value at the time of surrender ("10% Window"). In addition, for Policies with accumulated Premium Payments of $100,000 or more, the greater of
(a) the 10% Window, or (b) the Accumulation Value of the Policy less the accumulated Premium Payments can be withdrawn in any Policy Year without charge. (See "Surrender Charges" at page 26 and "Exceptions to Surrender Charges" at page 27.)

     Finally, the value of the shares of each Fund reflects advisory fees and other expenses deducted from the assets of each Fund. (See the Fund Prospectuses which are attached to this Prospectus.)

5. WHAT ARE THE MINIMUM INITIAL AND MAXIMUM ADDITIONAL PREMIUM PAYMENTS?

     Unless we permit otherwise, the minimum initial Premium Payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. Premium Payments on any Policy (of at least $500 each or such lower amount as we may permit) can be made at any interval or by any method we make available. The available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from banks, credit unions or similar accounts and any other method agreed to by us. The maximum aggregate amount of Premium Payments is $1,000,000, without our prior approval.

     Premium Payments under Qualified Policies may not be more than the amount permitted by law for the plan indicated for the Policy. We reserve the right to limit the dollar amount of any Premium Payment.

6. HOW ARE PREMIUM PAYMENTS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?

     Initial Premium Payments allocated to the Investment Divisions of the Separate Account are held in the MainStay VP Cash Management Division for 15 days after the Policy Issue Date. Initial Premium Payments allocated to the Fixed Account are deposited immediately into the Fixed Account. The initial Premium Payment may be allocated to up to ten Allocation Alternatives. Thereafter, you may maintain Accumulation Value in any number of Allocation Alternatives. (See "Automatic Asset Reallocation" at page 24.) Moreover, you may raise or lower the percentages of the Premium Payment (which must be in whole number percentages) allocated to each Allocation Alternative at the time you make a Premium Payment. The minimum amount which may be allocated to any one Allocation Alternative is $25, or such lower amount as we may permit. We reserve the right to limit the amount of a Premium Payment that may be allocated to any one Allocation Alternative.

7. WHAT HAPPENS IF PREMIUM PAYMENTS ARE NOT MADE?

     In the event that no Premium Payment is received for two or more years in a row and both (a) the total Premium Payments for the Policy, less any Partial Withdrawals and any Surrender Charges, and (b) the Accumulation Value, are less than $2,000, we reserve the right, subject to any applicable state insurance law or regulation, to terminate the Policy by paying you the Accumulation Value in one sum. We will notify you of our intention to exercise this right and give you 90 days to make a Premium Payment. Unless the Policy is terminated, it can be continued until the Annuity Commencement Date.

8. CAN MONEY BE WITHDRAWN FROM THE POLICY PRIOR TO THE ANNUITY COMMENCEMENT
   DATE?

     Yes, withdrawals ($500 minimum, unless we agree otherwise or as part of a Periodic Partial Withdrawal or a Required Minimum Distribution) may be made, subject to certain limitations. We will pay you all or part of the Accumulation Value when we receive your request in a form acceptable to us, which gives us the information we require before the Annuity Commencement Date and while the Annuitant is living. However, a withdrawal or surrender may be subject to a Surrender Charge if the Policy, or any portion thereof, is surrendered during the first six Payment Years after a Premium Payment is made, as explained under Question 4 at page 11, may be a taxable transaction, and may be subject to a 10% penalty tax if the Owner is under age 59 1/2. (See "Distributions Under the Policy" at page 29 and "Federal Tax Matters" at page 38.)

9. HOW WILL INCOME PAYMENTS BE DETERMINED ON THE ANNUITY COMMENCEMENT DATE?

     Income Payments under Qualified and Non-Qualified Policies will be on a fixed basis. We do not currently offer a variable income payment option. Payments under the Life Income Payment Option will always be in the same specified amount and will be paid over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. (See "Income Payments" at page 33.)

10. WHAT IS A LIFE INCOME PAYMENT OPTION?

     A retirement annuity provides periodic payments for the life of an Annuitant (or if Annuitant and another person, the "Joint Annuitant") with a guaranteed number of Income Payments or for an ascertainable sum. Income Payments which remain the same throughout the payment period are referred to in this Prospectus as "Fixed Income Payments." Fixed Income Payments will always be the same specified amount. (See "Income Payments" at page 33.)

11. WHAT HAPPENS IF THE OWNER OR ANNUITANT DIES BEFORE THE ANNUITY COMMENCEMENT DATE?

     In the event that an Owner or Annuitant dies before the Annuity Commencement Date, we will pay the Beneficiary under the Policy an amount equal to the greater of (a) the Accumulation Value, less any outstanding loan balance under the Policy, (b) the sum of all Premium Payments made, less any outstanding loan balance, less any partial withdrawals and Surrender Charges previously imposed, or (c) the "reset value" (as described on page 32 of this Prospectus) plus any additional Premium Payments made since the most recent "reset date," less any outstanding loan balance, less any withdrawals and applicable Surrender Charges since the most recent "reset date." However, if the Beneficiary is the spouse of the Annuitant or Owner, see Question 12. (Also see "Death Before Annuity Commencement" at page 32 and "Federal Tax Matters" at page 38.)

12. WHAT HAPPENS IF YOUR SPOUSE IS THE BENEFICIARY?

     If your spouse is the sole primary Beneficiary and you die before the Annuity Commencement Date, the Policy may, if the Policy is a Non-Qualified Policy, IRA, TSA or SEP, be continued with your spouse as the new Owner and, if you are also the Annuitant, your spouse will be the new Annuitant. If you are not the Annuitant and the Annuitant dies, you may continue the Policy with you as the new Annuitant if you are the Annuitant's spouse and the sole primary Beneficiary. If you or your spouse chooses to continue the Policy, no death benefit proceeds will be paid as a consequence of your death, or the Annuitant's death.

13. CAN THE POLICY BE RETURNED AFTER IT IS DELIVERED?

     The Policy contains a provision which permits cancellation by returning it to us, or to the registered representative through whom it was purchased, within 10 days of delivery of the Policy or such longer period as required under state law. The Owner will then receive from us the greater of (i) the initial Premium Payment; or (ii) the Accumulation Value on the date the Policy is received by us, without any deduction for Premium Taxes or a Surrender Charge.

14. WHAT ABOUT VOTING RIGHTS?

     You may instruct NYLIAC how to vote shares of the Funds held by you in the Separate Account. (See "Voting Rights" at page 40.)

15. HOW WILL INVESTMENT PERFORMANCE OF THE SEPARATE ACCOUNT BE CALCULATED?

     YIELDS. The yield of the MainStay VP Cash Management Investment Division refers to the annualized income generated by an investment in that Investment Division over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Investment Division is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. For the seven-day period ended December 31, 1996, the MainStay VP Cash Management Investment Division's yield and effective yield were 4.04% and 4.12%, respectively.

     The yield of the MainStay VP Government, MainStay VP High Yield Corporate Bond or MainStay VP Bond Investment Divisions refers to the annualized income generated by an investment in that Investment Division over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period and is shown as a percentage of the investment. For the 30-day period ended December 31, 1996, the annualized yields for the MainStay VP Government, MainStay VP High Yield Corporate Bond and MainStay VP Bond Investment Divisions were 5.72%, 6.59% and 4.64%, respectively.

     The yield calculations do not reflect the effect of any Surrender Charge that may be applicable to a particular Policy. To the extent that the Surrender Charge is applicable to a particular Policy, the yield of that Policy will be reduced. Past performance is no indication of future performance. For additional information regarding the yields described above, please refer to the Statement of Additional Information.

     TOTAL RETURN CALCULATIONS. The table below presents performance data for the MainStay VP Capital Appreciation, MainStay VP Cash Management, MainStay VP Government, MainStay VP High Yield Corporate Bond, MainStay VP International Equity, MainStay VP Total Return, MainStay VP Value, MainStay VP Bond, MainStay VP Growth Equity, MainStay VP Indexed Equity, Alger American Small Capitalization, Calvert Socially Responsible, Fidelity VIP II: Contrafund, Fidelity VIP: Equity-Income, Janus Aspen Balanced, and Janus Aspen Worldwide Growth Investment Divisions for various periods of time. The data reflect all Separate Account and Fund annual expenses shown in the Fee Table which appears on pages 6 and 7. The annual policy fee, which is charged to Policies with less than $20,000 of Accumulation Value, is not reflected. This fee, if applicable, would effectively reduce the rates of return credited to a particular Policy. All rates of return presented include the reinvestment of investment income, including interest and dividends.

     The Separate Account had no operations prior to May 1, 1995. For the period of the underlying MainStay VP and Calvert Socially Responsible Portfolios' inception dates to the dates those Portfolios were added to the Separate Account, performance assumes that the Policies were available, which they were not. For the period of the inception dates of the Alger American Small Capitalization, Fidelity VIP II: Contrafund, Fidelity VIP: Equity-Income,

Janus Aspen Balanced and Janus Aspen Worldwide Growth Portfolios until these Portfolios were added to the Separate Account on October 1, 1996, performance assumes that the Policies were available and these Portfolios were offered under the Policies, which they were not. There is no performance information for the MainStay VP Convertible and Morgan Stanley Emerging Markets Equity Investment Divisions because they were first offered as of October 1, 1996. The results shown are not an estimate or guarantee of future investment performance.

     The average annual total return data in the following table is calculated by two methods. The first method is prescribed by the SEC for use when we advertise the performance of the Separate Account and assumes the surrender of the Policy at the end of each period shown. The second method assumes that the Policy is not surrendered and, therefore, does not reflect the deduction of any applicable surrender charges.

                                                                                 MAINSTAY VP
                                      MAINSTAY VP    MAINSTAY VP                 HIGH YIELD    MAINSTAY VP   MAINSTAY VP
                                        CAPITAL         CASH       MAINSTAY VP    CORPORATE    INTERNATIONAL    TOTAL
           INCEPTION DATE             APPRECIATION   MANAGEMENT    GOVERNMENT       BOND         EQUITY        RETURN
------------------------------------  ------------   -----------   -----------   -----------   -----------   -----------
                                        1/29/93        1/29/93       1/29/93       5/1/95        5/1/95        1/29/93

SEC AVERAGE TOTAL RETURN (IF SURRENDERED)
1 Year (1/1/96-12/31/96)............      10.10%         (2.96%)       (5.50%)        8.55%         2.14%         3.56%
3 Year (1/1/94-12/31/96)............      12.09%          1.15%         1.76%          N/A           N/A          7.84%
5 Year (1/1/92-12/31/96)............        N/A            N/A           N/A           N/A           N/A           N/A
10 Year (1/1/87-12/31/96)...........        N/A            N/A           N/A           N/A           N/A           N/A
Since Inception.....................      14.31%          1.41%         2.65%        10.51%         6.89%         9.61%
AVERAGE ANNUAL TOTAL RETURN (NO SURRENDERS)
1 Year (1/1/96-12/31/96)............      17.10%          3.56%         0.85%        15.55%         9.00%        10.52%
3 Year (1/1/94-12/31/96)............      13.92%          3.36%         3.96%          N/A           N/A          9.81%
5 Year (1/1/92-12/31/96)............        N/A            N/A           N/A           N/A           N/A           N/A
10 Year (1/1/87-12/31/96)...........        N/A            N/A           N/A           N/A           N/A           N/A
Since Inception.....................      15.50%          2.86%         4.12%        14.38%        10.85%        10.95%

                                                                              MAINSTAY VP   MAINSTAY VP     CALVERT
                                                  MAINSTAY VP   MAINSTAY VP     GROWTH        INDEXED      SOCIALLY
                 INCEPTION DATE                      VALUE         BOND         EQUITY        EQUITY      RESPONSIBLE
------------------------------------------------  -----------   -----------   -----------   -----------   -----------
                                                    5/1/95        1/23/84       1/23/84       1/29/93       9/2/86

SEC AVERAGE TOTAL RETURN (IF SURRENDERED)
1 Year (1/1/96-12/31/96)........................      14.51%        (5.72%)       15.77%        13.72%        4.06%
3 Year (1/1/94-12/31/96)........................        N/A          1.58%        14.23%        15.70%        8.75%
5 Year (1/1/92-12/31/96)........................        N/A          4.58%        13.07%          N/A         7.91%
10 Year (1/1/87-12/31/96).......................        N/A          6.79%        12.65%          N/A         9.56%
Since Inception.................................      17.31%         8.49%        11.40%        13.88%        8.84%
AVERAGE ANNUAL TOTAL RETURN (NO SURRENDERS)
1 Year (1/1/96-12/31/96)........................      21.51%         0.62%        22.77%        20.72%       11.06%
3 Year (1/1/94-12/31/96)........................        N/A          3.80%        15.99%        17.42%       10.69%
5 Year (1/1/92-12/31/96)........................        N/A          5.54%        13.91%          N/A         8.91%
10 Year (1/1/87-12/31/96).......................        N/A          6.79%        12.65%          N/A         9.56%
Since Inception.................................      21.04%         8.49%        11.40%        15.08%        8.84%

                                             ALGER AMERICAN                                                    JANUS ASPEN
                                                 SMALL        FIDELITY VIP II:   FIDELITY VIP:   JANUS ASPEN    WORLDWIDE
              INCEPTION DATE                 CAPITALIZATION      CONTRAFUND      EQUITY-INCOME    BALANCED       GROWTH
-------------------------------------------  --------------   ----------------   -------------   -----------   -----------
                                                9/20/88            1/3/95           10/9/86        9/13/93       9/13/93

SEC AVERAGE TOTAL RETURN (IF SURRENDERED)
1 Year (1/1/96-12/31/96)...................       (3.74%)           12.52%             5.68%          7.57%        20.24%
3 Year (1/1/94-12/31/96)...................        9.36%              N/A             14.85%         10.03%        15.23%
5 Year (1/1/92-12/31/96)...................        8.46%              N/A             15.56%           N/A           N/A
10 Year (1/1/87-12/31/96)..................         N/A               N/A             11.99%           N/A           N/A
Since Inception............................       18.53%            25.73%            11.68%         11.37%        20.05%
AVERAGE ANNUAL TOTAL RETURN (NO SURRENDERS)
1 Year (1/1/96-12/31/96)...................        2.73%            19.52%            12.68%         14.57%        27.24%
3 Year (1/1/94-12/31/96)...................       11.28%              N/A             16.59%         11.92%        16.96%
5 Year (1/1/92-12/31/96)...................        9.46%              N/A             16.34%           N/A           N/A
10 Year (1/1/87-12/31/96)..................         N/A               N/A             11.99%           N/A           N/A
Since Inception............................       18.53%            28.50%            11.68%         13.00%        21.43%

     For additional information regarding the total return calculations described above, please refer to the Statement of Additional Information.

16. ARE POLICY LOANS AVAILABLE?

     If you have purchased your Policy in connection with a tax-sheltered annuity "TSA" (Section 403(b)) Plan, you may be able to borrow some of your Accumulation Value subject to certain conditions. (See "Loans" at page 34.)

                              FINANCIAL STATEMENTS

     The audited financial statements of NYLIAC (including the auditor's report thereon) for the fiscal years ended December 31, 1996, 1995 and 1994, and of the Separate Account (including the auditor's report thereon) for the period ended December 31, 1996 and 1995 are included in the Statement of Additional Information.

                        CONDENSED FINANCIAL INFORMATION

     The following Accumulation Unit values and the number of Accumulation Units outstanding for each Investment Division for the period beginning from May 1, 1995 (commencement of operations) through December 31, 1996 have been audited by Price Waterhouse LLP, independent accountants, whose report on the related financial statements appears in the Statement of Additional Information. Values and units shown are for full year periods, except where indicated. This information should be read in conjunction with the Separate Account financial statements and notes thereto which appear in the Statement of Additional Information. Per unit data is based on average monthly units outstanding during the period.

                                    MAINSTAY VP           MAINSTAY VP                                                MAINSTAY VP
                                      CAPITAL                 CASH           MAINSTAY VP       MAINSTAY VP            HIGH YIELD
                                    APPRECIATION           MANAGEMENT        CONVERTIBLE        GOVERNMENT          CORPORATE BOND
                                 ------------------    ------------------    -----------    ------------------    ------------------
                                  1996      1995(a)     1996      1995(a)      1996(b)       1996      1995(a)     1996      1995(a)
                                 -------    -------    -------    -------        -------    -------    -------    -------    -------
Accumulation Unit value
  (beginning of period).......   $11.89     $10.00     $ 1.03     $ 1.00       $ 10.00      $10.57     $10.00     $10.83     $10.00
Accumulation Unit value
  (end of period).............   $13.92     $11.89     $ 1.06     $ 1.03       $ 10.35      $10.66     $10.57     $12.52     $10.83
Number of units outstanding
  (in 000s) (end of period)...    6,949        951     32,709     13,190         1,250         855        178      6,539        648

                                   MAINSTAY VP
                                  INTERNATIONAL
                                      EQUITY
                                ------------------
                                 1996      1995(a)
                                -------    -------
Accumulation Unit value
  (beginning of period).......  $10.90     $10.00
Accumulation Unit value
  (end of period).............  $11.88     $10.90
Number of units outstanding
  (in 000s) (end of period)...     692         67

                                            MAINSTAY VP                                                       MAINSTAY VP
                                               TOTAL              MAINSTAY VP           MAINSTAY VP              GROWTH
                                               RETURN                VALUE                  BOND                 EQUITY
                                         ------------------    ------------------    ------------------    ------------------
                                          1996      1995(a)     1996      1995(a)     1996      1995(a)     1996      1995(a)
                                         -------    -------    -------    -------    -------    -------    -------    -------
Accumulation Unit value
  (beginning of period)...............   $11.36     $10.00     $11.32     $10.00     $10.57     $10.00     $11.42     $10.00
Accumulation Unit value
  (end of period).....................   $12.55     $11.36     $13.76     $11.32     $10.64     $10.57     $14.01     $11.42
Number of units outstanding
  (in 000s) (end of period)...........    5,154        665      3,377        432      1,193        173      2,276        241

                                                                  ALGER
                                                                 AMERICAN
                                             INDEXED              SMALL
                                              EQUITY          CAPITALIZATION
                                        ------------------    --------------
                                         1996      1995(a)       1996(b)
                                        -------    -------       -------
Accumulation Unit value
  (beginning of period)...............  $11.58     $10.00         $10.00
Accumulation Unit value
  (end of period).....................  $13.97     $11.58         $ 9.57
Number of units outstanding
  (in 000s) (end of period)...........   4,327        358            125

                                      CALVERT                                                              JANUS ASPEN
                                      SOCIALLY         FIDELITY VIP II:    FIDELITY VIP:    JANUS ASPEN     WORLDWIDE
                                    RESPONSIBLE           CONTRAFUND       EQUITY-INCOME     BALANCED        GROWTH
                                 ------------------    ----------------    -------------    -----------    -----------
                                  1996      1995(a)        1996(b)            1996(b)         1996(b)        1996(b)
                                 -------    -------        -------            -------         -------        -------
Accumulation Unit value
  (beginning of period).......   $11.22     $10.00          $10.00            $ 10.00         $ 10.00        $ 10.00
Accumulation Unit value
  (end of period).............   $12.46     $11.22          $10.63            $ 10.45         $ 10.24        $ 10.36
Number of units outstanding
  (in 000s) (end of period)...      123         17             241                149             125            269

                                MORGAN STANLEY
                                   EMERGING
                                MARKETS EQUITY
                                --------------
                                   1996(b)
                                   -------
Accumulation Unit value
  (beginning of period).......      $10.00
Accumulation Unit value
  (end of period).............      $10.00
Number of units outstanding
  (in 000s) (end of period)...          80

------------
(a) For the period May 1, 1995 (commencement of operations) through December 31, 1995.
(b) For the period October 1, 1996 (commencement of operations) through December 31, 1996.

                NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                            AND THE SEPARATE ACCOUNT

     NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident and health insurance and annuities in the District of Columbia and all states. In addition to the Policies described in this Prospectus, NYLIAC offers other life insurance policies and annuities. NYLIAC's Financial Statements are found in the Statement of Additional Information.

     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. New York Life had consolidated total assets amounting to $78.8 billion at the end of 1996, and is authorized to do business in all states, the District of Columbia and the Commonwealth of Puerto Rico. New York Life has invested in NYLIAC, and will, in order to maintain capital and surplus in accordance with state requirements, occasionally make additional contributions to NYLIAC.

     THE SEPARATE ACCOUNT

     The Separate Account was established as of November 30, 1994, pursuant to resolutions of the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, but such registration does not signify that the Securities and Exchange Commission supervises the management, or the investment practices or policies, of the Separate Account. The Separate Account meets the definition of "separate account" under the federal securities laws.

     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and are not chargeable with liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of that Account). The income, capital gains and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other separate account.

     The Separate Account currently has 22 Investment Divisions, 18 of which are available under the Policies. Premium Payments are invested solely in the corresponding Eligible Portfolios of the relevant Fund. Additional Investment Divisions may be added at the discretion of NYLIAC.

     THE PORTFOLIOS

     The assets of each Eligible Portfolio are separate from the others and each such Portfolio has different investment objectives and policies. As a result, each Eligible Portfolio operates as a separate investment fund and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

     THERE IS NO ASSURANCE THAT ANY OF THE ELIGIBLE PORTFOLIOS WILL ATTAIN THEIR RESPECTIVE STATED OBJECTIVES.

     The Funds' shares are also available to certain separate accounts funding variable life insurance policies offered by NYLIAC. This is called "mixed funding." Shares of The Alger American Fund, the Acacia Fund, the Fidelity Funds, the Janus Fund and the Morgan Stanley Fund may also be available to separate accounts of insurance companies unaffiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate any inherent difficulties arising from mixed and shared funding, it is theoretically possible that, due to differences in tax treatment or other considerations, the interests of owners of various contracts participating in the Funds might at some time be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. For more information about the risks of mixed and shared funding please refer to the relevant Fund prospectus.

     The Eligible Portfolios of the relevant Funds, along with their investment advisers, are listed in the following table:

--------------------------------------------------------------------------------
FUND                             INVESTMENT ADVISERS              ELIGIBLE PORTFOLIOS
                                 -                                -
MainStay VP Series Fund, Inc.    MacKay-Shields Financial         MainStay VP Capital Appreciation;
                                 Corporation                      MainStay VP Cash Management;
                                                                  MainStay VP Convertible; MainStay
                                                                  VP Government; MainStay VP High
                                                                  Yield Corporate
                                                                  Bond; MainStay VP International
                                                                  Equity; MainStay VP Total Return;
                                                                  MainStay VP Value
MainStay VP Series Fund, Inc.    Monitor Capital Advisors, Inc.   MainStay VP Indexed Equity
MainStay VP Series Fund, Inc.    New York Life Insurance Company  MainStay VP Bond;
                                                                  MainStay VP Growth Equity
The Alger American Fund          Fred Alger Management, Inc.      Alger American Small
                                                                  Capitalization
Acacia Capital Corporation       Calvert Asset Management         Calvert Socially Responsible
                                 Company
Fidelity Variable Insurance      Fidelity Management and          Fidelity VIP II: Contrafund
Products Fund II                 Research Company
Fidelity Variable Insurance      Fidelity Management and          Fidelity VIP: Equity-Income
Products Fund                    Research Company
Janus Aspen Series               Janus Capital Corporation        Janus Aspen Balanced;
                                                                  Janus Aspen Worldwide Growth
Morgan Stanley Universal Funds,  Morgan Stanley Asset Management  Morgan Stanley Emerging Markets
Inc.                             Inc.                             Equity

Please refer to the attached prospectuses of the respective Funds for a complete description of the Funds, the investment advisers and the Portfolios. The Funds' prospectuses should be read carefully before any decision is made concerning the allocation of

Premium Payments to an Investment Division corresponding to a particular Eligible Portfolio.

     ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS

     NYLIAC retains the right, subject to any applicable law, to make additions to, deletions from, or substitutions for, the Eligible Portfolio shares held by any Investment Division. NYLIAC reserves the right to eliminate the shares of any of the Eligible Portfolios and to substitute shares of another portfolio of a Fund, or of another registered open-end management investment company, if the shares of the Eligible Portfolios are no longer available for investment, or if in NYLIAC's judgment, investment in any Eligible Portfolio would become inappropriate in view of the purposes of the Separate Account. To the extent required by the Investment Company Act of 1940, substitutions of shares attributable to an Owner's interest in an Investment Division will not be made until the Owner has been notified of the change. Nothing contained herein shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from effecting a conversion between series or classes of policies on the basis of requests made by Owners.

     The Separate Account currently has 22 Investment Divisions, 18 of which are available under the Policies. Premium Payments are invested solely in the corresponding Eligible Portfolios of the Funds. Each additional Investment Division will purchase shares in a new portfolio of a Fund or in another mutual fund. New Investment Divisions may be established when, in the sole discretion of NYLIAC, marketing, tax, investment or other conditions so warrant. Any new Investment Divisions will be made available to existing Owners on a basis to be determined by NYLIAC. NYLIAC may also eliminate one or more Investment Divisions, if, in its sole discretion, marketing, tax, investment or other conditions warrant.

     In the event of any such substitution or change, NYLIAC may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. If deemed to be in the best interests of persons having voting rights under the Policies, the Separate Account may be operated as a management company under the Investment Company Act of 1940, may be deregistered under such Act in the event such registration is no longer required, or may be combined with one or more other separate accounts.

     REINVESTMENT

     All dividends and capital gain distributions from Eligible Portfolios are automatically reinvested in shares of the distributing Portfolio at their net asset value on the payable date.

                                  THE POLICIES

     PURPOSE OF POLICIES

     The Policies described in this Prospectus are designed to establish retirement benefits for two types of purchasers.

     The first type of purchaser is one who is eligible to participate in, and purchases a Policy for use with, any one of the following: (1) annuity plans qualified under Section 403(a) of the Internal Revenue Code (the "Code"); (2) annuity purchase plans adopted by certain private tax exempt organizations and certain state supported educational institutions under certain circumstances under Section 403(b) of the Code; (3) individual retirement annuities ("IRAs") meeting the relevant requirements of Section 408 of the Code; or (4) deferred compensation plans with respect to service for state and local governments (and certain other entities) under Section 457 of the Code. Policies purchased by these individuals for use with these plans are referred to as "Qualified Policies." (See "Federal Tax Matters" at page 38.)

     The second type of purchaser is one, other than those described above, who purchases a Policy to provide supplemental retirement income. Policies purchased by these individuals are referred to as "Non-Qualified Policies."

     The Accumulation Value will fluctuate based on the investment experience of the Investment Divisions selected by the Owner and the interest credited on the Fixed Accumulation Value. NYLIAC does not guarantee the investment performance of the Separate Account or of the Funds, and the Owner bears the entire investment risk with respect to amounts allocated to the Investment Divisions of the Separate Account. There is no assurance that the investment objectives will be achieved. Accordingly, amounts allocated to the Investment Divisions of the Separate Account are subject to the risks inherent in the securities markets and, specifically, to price fluctuations of the shares of the Funds.

     TYPES OF POLICIES

     The Policies are only offered on the lives of individual Annuitants. Only Flexible Premium Policies are available (for which additional Premium Payments can be made). They may be either Qualified Policies or Non-Qualified Policies.

     ISSUING THE POLICY AND PREMIUM PAYMENTS

     Individuals wishing to purchase a Policy may do so by either completing an application which will be sent along with an initial Premium Payment to NYLIAC, or, in states where permitted, instructing a broker-dealer with whom NYLIAC has entered into an agreement to forward an initial Premium Payment along with a Policy Request to NYLIAC. Assuming an application or Policy Request supplied by a broker-dealer is complete and accurate, the initial Premium Payment will be credited within two Business Days after receipt. If the initial Premium Payment cannot be credited within five Business Days after receipt by NYLIAC because the application or Policy Request is incomplete or inaccurate, NYLIAC will contact the prospective Owner or the broker-dealer providing the application or Policy Request and explain the reason for the delay and will offer to refund the initial Premium Payment immediately, unless the prospective Owner consents to NYLIAC's retaining the initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled. Acceptance of applications is subject to NYLIAC's rules and NYLIAC reserves the right to reject any application or initial Premium Payment.

     Upon issuance of a Policy based on a Policy Request, the Owner will be required to provide to NYLIAC either a signed acknowledgement of the information contained in the Policy Request in a form acceptable to NYLIAC, or, where required by applicable state law or regulation, a signed application form. Prior to the receipt by NYLIAC of these forms, the beneficiary under the Policy shall be the Owner or the estate thereof and transactions may not be made with respect to the Policy unless the beneficiary designation or transaction request is signature guaranteed. Upon receipt of the signed acknowledgement or applica-tion form, the beneficiary under the Policy shall be the beneficiary as specified therein and transactions requested with respect to the Policy will be given effect without requiring a signature guarantee.

     Initial Premium Payments allocated to the Fixed Account will be allocated immediately. Initial Premium Payments designated to Investment Divisions of the Separate Account will be allocated to the MainStay VP Cash Management Investment Division until 15 days after the Policy Issue Date. Thereafter, Premium Payments will be allocated in accordance with the Owner's instructions. Initial Premium Payments may be allocated to up to ten Allocation Alternatives. Thereafter, Accumulation Value may be maintained in any number of Allocation Alternatives. Subsequent Premium Payments will be credited to the Policy at the close of the Business Day on which they are received at MainStay Annuities--Client Services.

     Unless we provide otherwise, the minimum initial Premium Payment is $2,000 for Qualified Policies and $5,000 for Non-Qualified Policies. Premium Payments (of at least $500 each or such lower amount as we may permit) may be made at any interval or by any method NYLIAC makes available. For residents of the states of Maryland, New Jersey and Washington, however, additional Premium Payments may only be made until the later of the Annuitant's age 64 or the fourth Policy Year. The currently available methods of payment are direct payments to NYLIAC, pre-authorized monthly deductions from bank, credit union or similar accounts and any other method agreed to by us. Premium Payments may be made at any time before the Annuity Commencement Date and while the Annuitant and the Owner are living provided that the aggregate amount of Premium Payments may not be more than $1,000,000, without our prior approval.

     For Qualified Policies, the Premium Payments made in any Policy Year may not be more than the amount permitted by the plan or by law for the plan indicated for the Policy.

     NYLIAC reserves the right to limit the dollar amount of any Premium Payment. NYLIAC also reserves the right in its discretion to accept Premium Payments less than $500, provided such discretion is exercised in a non-discriminatory manner. If no Premium Payments are made under a Policy for two or more Policy Years in a row, and both (a) the total Premium Payments made, less any partial withdrawals and any surrender charges, and (b) the Accumulation Value, are less than $2,000, then NYLIAC may, in its sole discretion, subject to any applicable state insurance law or regulation, cancel the Policy and pay the Owner the Accumulation Value. (See "Cancellations" at page 31.)

     ISSUE AGES

     Non-Qualified Policies can be issued if both the Owner and the Annuitant are not older than age 85 (age 78 in Pennsylvania and age 80 in New York) and we will accept additional Premium Payments until either the Owner or the Annuitant reaches the age of 85, unless we agree otherwise. For IRA, TSA and SEP plans, the Owner and the Annuitant must be the same. Qualified Policies can be issued if the Owner/Annuitant is between the ages of 18-75 (ages 21-75 for SEP arrangements) and we will accept additional Premium Payments until the Owner/Annuitant reaches the age of 75, unless otherwise limited by the terms of a particular plan or unless we agree otherwise.

     TRANSFERS

     Prior to 30 days before the Annuity Commencement Date, amounts may be transferred between Investment Divisions of the Separate Account or to the Fixed Account. Except in connection with transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation or Interest Sweep options, the minimum value of Accumulation Units that may be transferred from one Investment Division to another Investment Division within the Separate Account, or to the Fixed Account, is the lesser of
(i) $500 or (ii) the total value of the Accumulation Units in the Investment Division. Except in connection with the Dollar Cost Averaging, Automatic Asset Reallocation or Interest Sweep options, if, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division or Fixed Account would be less than $500, the entire value will be transferred unless NYLIAC in its discretion determines otherwise. There is no charge for the first twelve transfers in any one Policy Year. NYLIAC reserves the right to charge up to $30 for each transfer in excess of twelve, subject to any applicable state insurance law requirements. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation and Interest Sweep options will not count as a transfer toward the twelve transfer limit. In addition to transfers made in connection with the Interest Sweep option, transfers may be made from the Fixed Account to the Investment Divisions in certain other situations. (See "The Fixed Account" at page 36.)

     Transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. (See "Procedures for Telephone Transactions" below.) Transfers from Investment Divisions will be made based on the Accumulation Unit values at the end of the Valuation Period during which NYLIAC receives the transfer request. (See "Delay of Payments" at page 33.)

     PROCEDURES FOR TELEPHONE TRANSACTIONS

     The Owner may authorize us to accept telephone instructions from the Owner or persons designated by the Owner for the following transactions with respect to the Policy: premium allocations, transfers among Allocation Alternatives, Partial Withdrawals, Periodic Partial Withdrawals, Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep. An Owner wishing to elect this feature must complete and sign a Telephone Authorization form. Telephone Authorization may be elected, changed, or canceled at any time.

     The Owner, or persons designated by the Owner, may effect telephone transactions in two ways: by speaking with a service representative or, beginning on or about December 15, 1997, through access to an electronic service known as an Interactive Voice Response system (IVR). A Personal Identification Number (PIN) will be assigned to all individuals authorized to effect telephone transactions. The caller will be required to provide the PIN before any transactions will be allowed. Furthermore, all telephone transactions will be confirmed in writing by NYLIAC. Moreover, all telephone transactions will be assigned a unique confirmation number which will become part of the Policy's transaction history.

     NYLIAC is not liable for any loss, cost or expense for action on telephone instructions which are believed to be genuine in accordance with these procedures. Telephone transfer requests must be received no later than 4:00 p.m. Eastern Time in order to assure same day processing. Requests received after 4:00 p.m. Eastern Time will be processed on the next Business Day.

     DOLLAR COST AVERAGING

     Dollar Cost Averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities is averaged over time and over various market cycles. The Owner may specify, prior to the Annuity Commencement Date, a specific dollar amount to be transferred from any Investment Divisions to any combination of Investment Divisions and/or the Fixed Account. The Owner will specify the Investment Divisions to transfer money from, the Investment Divisions and/or Fixed Account to transfer money to, the amounts to be transferred, the date on which transfers will be made, subject to our rules, and the frequency of the transfers, either monthly, quarterly, semi-annually or annually. Dollar Cost Averaging transfers are not available from the Fixed Account, but these transfers may be made into the Fixed Account. A minimum of $100 must be transferred from an Investment Division with each transfer. The minimum Accumulation Value required to elect this option is $5,000. The minimum transfer amount and minimum Accumulation Value may be reduced at NYLIAC's discretion.

     The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since the same dollar amount is transferred to an Investment Division with each transfer, more units are purchased in an Investment Division if the value per unit is low and fewer units are purchased if the value per unit is high. Therefore, a lower than average cost per unit will be achieved if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, more units are sold in an Investment Division if the value per unit is low and fewer units are sold if the value per unit is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets.

     NYLIAC will make all Dollar Cost Averaging transfers on the day of each calendar month specified by the Owner, or on the next Business Day. The Owner may specify any day of the month. In order to process a Dollar Cost Averaging transfer, NYLIAC must have received a request in writing or by telephone (see "Procedures for Telephone Transactions" at page 23) no later than one week prior to the date Dollar Cost Averaging transfers are to commence.

     Dollar Cost Averaging may be canceled at any time by the Owner in a written request or by telephone (see "Procedures for Telephone Transactions" at page
23). Dollar Cost Averaging may also be cancelled by NYLIAC if the Accumulation Value is less than $5,000, or such lower amount as we may determine. Dollar Cost Averaging may not be elected if you have selected Automatic Asset Reallocation.

     AUTOMATIC ASSET REALLOCATION

     Selection of this option allows an Owner to maintain the percentage of the Owner's Variable Accumulation Value allocated to each Separate Account Investment Division at a pre-set level. For example, an Owner might specify that 50% of the Variable Accumulation Value of a Policy be allocated to the MainStay VP Bond Investment Division and 50% of the Variable Accumulation Value be allocated to the MainStay VP Growth Equity Investment Division. Over time, the variations in each such Investment Division's investment results will shift this balance. If you elect this reallocation option, NYLIAC will automatically transfer your Variable Accumulation Value back to the percentages you specify. You may choose to have reallocations made quarterly, semi-annually or annually. The minimum

Variable Accumulation Value required to elect this option is $5,000. There is no minimum amount which you must allocate among the Separate Account Investment Divisions pursuant to this option.

     Automatic Asset Reallocation may be canceled at any time by the Owner in a written request or by telephone (see "Procedures for Telephone Transactions" at page 23) or by NYLIAC if the Accumulation Value is less than $5,000, or such a lower amount as we may determine. Automatic Asset Reallocation may not be elected if you have selected Dollar Cost Averaging.

     INTEREST SWEEP

     The Owner may request, prior to the Annuity Commencement Date, for the interest earned on monies allocated to the Fixed Account to be transferred from the Fixed Account to any combination of Investment Divisions. The Owner will specify the Investment Divisions to transfer money to, the frequency of the transfers (either monthly, quarterly, semi-annually or annually), and the day of each calendar month to make the transfers. The minimum Fixed Accumulation Value required to elect this option is $5,000, but may be reduced at NYLIAC's discretion. NYLIAC will make all Interest Sweep transfers on the day of each calendar month specified by the Owner, or on the next Business Day.

     The Interest Sweep may be requested in addition to either Dollar Cost Averaging or Automatic Asset Reallocation. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, the Interest Sweep transfer will be processed first.

     An amount NOT GREATER THAN 20% of the Fixed Accumulation Value at the beginning of the Policy Year may be transferred from the Fixed Account to the Investment Divisions during a Policy Year. (See "The Fixed Account--Transfers to Investment Divisions" at page 36.) If an Interest Sweep would cause more than 20% of the Fixed Accumulation Value at the beginning of the Policy Year to be transferred from the Fixed Account, the transfer will not be processed and the Interest Sweep will be canceled. Participation in Interest Sweep will not affect the applicability of the Fixed Account Initial Premium Guarantee described on page 37.

     Interest Sweep may be canceled at any time by written request or by telephone (see "Procedures for Telephone Transactions" at page 23), or if the Fixed Accumulation Value is less than $5,000, or such a lower amount as we may determine.

     ACCUMULATION PERIOD

     (a) Crediting of Premium Payments

     The Owner may allocate a portion of each Premium Payment to one or more Investment Divisions or the Fixed Account. The minimum amount that may be allocated to any one Investment Division or the Fixed Account is $25 (or such lower amount as we may permit). The initial Premium Payment, except any initial Premium Payment allocated to the Fixed Account, will be placed in the MainStay VP Cash Management Investment Division until 15 days after the Policy Issue Date. Subsequently, the allocation percentages for the first and any later premiums will be as requested, unless subsequently changed by the Owner.

     That portion of each Premium Payment allocated to a designated Investment Division of the Separate Account is credited to the Policy in the form of Accumulation Units. The number of Accumulation Units credited to a Policy is determined by dividing the amount allocated to each Investment Division by the Accumulation Unit value for that Investment Division for the Valuation Period. The value of an Accumulation Unit will vary in accordance with the investment experience of the Portfolio in which the Investment Division invests. The number of Accumulation Units credited to a Policy will not, however, change as a result of any fluctuations in the value of an Accumulation Unit. (See "The Fixed Account" at page 36 for a description of interest credited thereto.)

     (b) Valuation of Accumulation Units

     The value of Accumulation Units is expected to increase or decrease from Valuation Period to Valuation Period. The value of Accumulation Units in each Investment Division will change daily to reflect the investment experience of the corresponding Portfolio as well as the daily deduction of the risk charges (and any charges or credits for taxes). The Statement of Additional Information contains a detailed description of how the Accumulation Units are valued.

     OWNER INQUIRIES

     Owner inquiries should be addressed to MainStay Annuities, 300 Berwyn Park, P.O. Box 3031, Berwyn, PA 19312-0031, or made by calling (888) 695-6246.

                             CHARGES AND DEDUCTIONS

     SURRENDER CHARGES

     Since no deduction for a sales charge is made from Premium Payments, a Surrender Charge (sometimes referred to as a contingent deferred sales charge) is imposed on certain partial withdrawals and surrenders of the Policies, up to the amount of Premium Payments made, to cover certain expenses relating to the sale of the Policies, including commissions to registered representatives and other promotional expenses. The Surrender Charge is measured as a percentage of the amount withdrawn or surrendered. The Surrender Charge may apply to amounts applied under certain Income Payment options.

     In the case of a surrender, the Surrender Charge is deducted from the amount paid to the Owner. In the case of a partial withdrawal, the Owner directs NYLIAC to take Surrender Charges either from the remaining value of the Allocation Alternatives from which the Owner directs NYLIAC to make partial withdrawals, or from the amount paid to the Owner. If the remaining value in an Allocation Alternative is less than the necessary Surrender Charge, the remainder of the charge will be deducted from the amount withdrawn from that Allocation Alternative.

     The maximum Surrender Charge will be 7% of the amount withdrawn, up to the amount of Premium Payments made. The percentage of the Surrender Charge varies, depending upon the length of time elapsed between NYLIAC's receipt of a Premium Payment and the withdrawal attributable to such Premium Payment--that is, the number of Payment Years elapsed since the applicable Premium Payment was made. For purposes of calculating the applicable Surrender Charge, Premium Payments will be deemed to be withdrawn on a FIFO basis. Unless required otherwise by state laws, the Surrender Charge with respect to amounts withdrawn or surrendered during the first three Payment Years following the

Premium Payment to which such withdrawal or surrender is attributable is 7% of the amount withdrawn or surrendered. This charge then declines by 1% per year for each additional Payment Year, until the sixth Payment Year, after which no charge is made, as shown in the following chart:

     AMOUNT OF SURRENDER CHARGE

                                PAYMENT YEAR                           CHARGE
        ------------------------------------------------------------   ------
        1-3.........................................................      7%
          4.........................................................      6%
          5.........................................................      5%
          6.........................................................      4%
          7 and later...............................................      0%

     EXCEPTIONS TO SURRENDER CHARGES

     There are a number of exceptions to the imposition of a Surrender Charge. First, for all Policies, the Surrender Charge will only be applied to any amounts withdrawn in any Policy Year which, when added to all other Surrender Charge free withdrawals in that Policy Year, exceed 10% of the Accumulation Value at the time of surrender (the 10% Window). Second, for Policies with accumulated Premium Payments of $100,000 or more, no Surrender Charge will be applied if the total amount withdrawn in any Policy Year is less than or equal to the greater of (a) the 10% Window or (b) the Accumulation Value of the Policy less accumulated Premium Payments. Third, no Surrender Charge will be applied if NYLIAC cancels the Policy. (See "Cancellations" at page 31.) Fourth, no Surrender Charge will be applied when proceeds are paid on the death of the Owner or the Annuitant. Fifth, no Surrender Charge will be applied when an Income Payment Option is selected in any Policy Year after the first Policy Year. Sixth, no Surrender Charge will be applied when the Policy's Required Minimum Distribution option is selected. However, amounts withdrawn under the Required Minimum Distribution option will count against the first exception described above. (See "Periodic Partial Withdrawals" at page 30.) Seventh, no Surrender Charge will be applied for any withdrawals at age 59 1/2 or older if the Policy is tax-qualified and if funds withdrawn from the Policy were acquired as the result of a transfer or rollover of a NYLIAC tax-deferred annuity policy. Finally, no surrender charge will be imposed in connection with withdrawals made in accordance with the terms of the Living Needs Benefit Rider or Unemployment Benefit Rider. (See "Riders" at page 35 of this Prospectus for additional information.)

     OTHER CHARGES

     During the Accumulation Period, NYLIAC imposes certain charges which have been set at a level to recover no more than the cost for providing Policy administration services. All Policies are subject to a daily charge equal, on an annual basis, to .15% of the average daily net asset value of the Separate Account. A charge for Policy administration expenses will be made once each Policy Year on the Policy Anniversary or upon Policy surrender if on that date the Accumulation Value does not equal or exceed $20,000. This charge will be the lesser of $30 or 2% of the Accumulation Value at the end of the Policy Year or on the date of surrender, whichever is applicable. It will be deducted from each Allocation Alternative in proportion to its percentage of the Accumulation Value on the Policy Anniversary. These charges are intended to offset the administrative expenses associated with the Policies, e.g., the costs of collecting, processing, and confirming Premium Payments. They are also intended to offset the cost of establishing and maintaining the available methods of payment.

     NYLIAC also imposes risk charges to compensate it for bearing certain mortality and expense risks under the Policies. The Policies contain guaranteed minimum monthly fixed Income Payment amount tables. NYLIAC promises to continue to make Income Payments to each Owner determined according to those tables and other provisions contained in the Policy regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live. Thus, neither an Annuitant's own longevity nor a greater improvement in life expectancy than that anticipated in those tables will have an adverse effect on the Income Payments received by the Owner under the Policy. Therefore, the Annuitant is relieved of the risk of outliving the funds accumulated for retirement. That risk is NYLIAC's. A risk also arises from NYLIAC's guarantee of a minimum death benefit during the Accumulation Period. (See "Death Before Annuity Commencement" at page 32.) In addition, NYLIAC assumes the risk that the annual charges may be insufficient to cover the actual costs incurred by NYLIAC for providing Policy administration services to Owners and Annuitants. Moreover, NYLIAC does not anticipate that the Surrender Charges on withdrawals and surrenders will generate sufficient funds to pay the distribution expenses. If these charges are insufficient to cover the expenses, the deficiency will be met from NYLIAC's general corporate funds including the amount derived from the risk charge. For assuming these risks, NYLIAC makes a daily charge equal to a percentage of the value of the net assets in the Separate Account. This charge is equal, on an annual basis, to 1.25% (of which .75% is attributable to mortality risks and
 .50% to expense risks) of the daily net asset values. If these charges are insufficient to cover actual costs and assumed risks, the loss will fall on NYLIAC. Conversely, if the charge proves more than sufficient, any excess will be added to NYLIAC's surplus. NYLIAC guarantees that these charges will not be increased.

     The value of the assets in the Separate Account will reflect the value of Fund shares and, therefore, the fees and expenses paid by the Funds, which are described in the relevant Fund's prospectus.

     GROUP AND SPONSORED ARRANGEMENTS

     For certain group or sponsored arrangements, we may reduce the Surrender Charge and the administrative charge or change the minimum initial Premium Payment, and the minimum additional Premium Payment requirements. Group arrangements include those in which a trustee or an employer, for example, purchases Policies covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Policies to its employees or retirees on an individual basis.

     Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Policies or that have been in existence less than six months will not qualify for reduced charges.

     We will make any reductions according to our rules in effect when a request for a Policy is approved. We may change these rules from time to time. Any variation in the

Surrender Charge or administrative charge will reflect differences in costs or services and will not be unfairly discriminatory.

     TAXES

     NYLIAC may, where such taxes are imposed by state law, deduct premium taxes relative to the Policy either (i) when a surrender or cancellation occurs, or
(ii) at the Annuity Commencement Date. Applicable premium tax rates depend upon such factors as the Owner's current state of residency, and the insurance laws and the status of NYLIAC in states where premium taxes are incurred. Current premium tax rates range from 0% to 3.5%. Applicable premium tax rates are subject to change by legislation, administrative interpretations or judicial acts.

     Under present laws, NYLIAC will incur state and local taxes (in addition to the premium taxes described above) in several states. At present, these taxes are not significant. If they increase, however, NYLIAC may make charges for such taxes.

     NYLIAC does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Policies. (See "Federal Tax Matters" at page 38.) Based upon these expectations, no charge is being made currently to the Separate Account for corporate federal income taxes which may be attributable to the Separate Account.

     NYLIAC will review the question of a charge to the Separate Account for corporate federal income taxes periodically. Such a charge may be made in future years for any federal income taxes incurred by NYLIAC. This might become necessary if the tax treatment of NYLIAC is ultimately determined to be other than what NYLIAC currently believes it to be, if there are changes made in the federal income tax treatment of annuities at the corporate level, or if there is a change in NYLIAC's tax status. In the event that NYLIAC should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Policies, the Accumulation Value of the Policies would be correspondingly adjusted by any provision or charge for such taxes.

                         DISTRIBUTIONS UNDER THE POLICY

     SURRENDERS AND WITHDRAWALS

     The Owner may make a Partial Withdrawal, Periodic Partial Withdrawal, Hardship Withdrawal or surrender the Policy to receive part or all of the Accumulation Value at any time before the Annuity Commencement Date and while the Annuitant is living, by sending a written request to NYLIAC at MainStay Annuities, 300 Berwyn Park, P.O. Box 3031, Berwyn, PA 19312-0031. In addition, Partial Withdrawals and Periodic Partial Withdrawals may be requested by telephone. (See "Procedures for Telephone Transactions" at page 23.) The amount available for withdrawal is the Accumulation Value at the end of the Valuation Period during which the written or telephonic surrender or withdrawal request is received by us, less any outstanding loan balance, any Surrender Charges and any premium taxes which we may deduct, less the charge for Policy administration expenses, if applicable. The Policy administration expense charge will be the lesser of $30 or 2% of the Accumulation Value at the end of the Policy Year or on the date of surrender, whichever is applicable. If at the time the Owner makes a withdrawal or surrender request, he or she has not provided NYLIAC with a written election not to have federal income taxes withheld,

NYLIAC must by law withhold such taxes from the taxable portion of any surrender or withdrawal, and remit that amount to the federal government. In addition, some states have enacted legislation requiring withholding. All surrenders or withdrawals will be paid within seven days of receipt of all documents (including documents necessary to comply with federal and state tax law), subject to postponement in certain circumstances. (See "Delay of Payments" at page 33.)

     Since the Owner assumes the investment risk with respect to amounts allocated to the Separate Account and because certain surrenders or withdrawals are subject to a Surrender Charge and premium tax deduction, the total amount paid upon surrender of the Policy (taking into account any prior withdrawals) may be more or less than the total Premium Payments made.

     Surrenders and withdrawals may be taxable transactions, and the Internal Revenue Code provides that a 10% penalty tax may be imposed on certain early surrenders or withdrawals. (See "Federal Tax Matters--Taxation of Annuities in General" at page 38.)

     (a) Surrenders

     A Surrender Charge and any premium tax, if applicable, less any outstanding loan balance, and less the charge for Policy administration expenses, if applicable, may be deducted from the amount paid. The Policy administration expense charge will be the lesser of $30 or 2% of the Accumulation Value at the end of the Policy Year or on the date of surrender, whichever is applicable. The proceeds will be paid in a lump sum to the Owner unless the Owner elects a different Income Payment method. (See "Income Payments" at page 33.) Surrenders may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General" at page 38.)

     (b) Partial Withdrawals

     The minimum amount that can be withdrawn is $500, unless we agree otherwise. The amount will be withdrawn from the Allocation Alternatives in accordance with the Owner's request. If the Owner does not specify how to allocate a Partial Withdrawal among the Allocation Alternatives, NYLIAC will allocate the Partial Withdrawal on a pro-rata basis. Partial Withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General" at page 38.)

     If the value in any of the Allocation Alternatives from which the Partial Withdrawal is being made is less than or equal to the amount requested from that Allocation Alternative, NYLIAC will pay the entire value of that Allocation Alternative, less any Surrender Charge that may apply, to the Owner. NYLIAC will not process Partial Withdrawal requests if honoring such requests would result in an Accumulation Value of less than $2,000.

     (c) Periodic Partial Withdrawals

     The Owner may elect to receive regularly scheduled withdrawals from the Policy. These withdrawals may be paid on a monthly, quarterly, semi-annual, or annual basis. The Owner will elect the frequency of the withdrawals, and the day of the month for the withdrawals to be made. NYLIAC will make all withdrawals on the day of each calendar month specified by the Owner, or on the next Business Day. The Owner specifies the Investment Divisions and/or Fixed Account from which the withdrawals will be made. The minimum withdrawal under this program is $100, or such lower amount as we may permit. Periodic Partial Withdrawals may be taxable transactions and the 10% penalty tax provisions may be applicable. (See "Federal Tax Matters--Taxation of Annuities in General" at page 38.) If the Owner does not specify otherwise, NYLIAC will withdraw money on a pro-rata basis from each Investment Division and/or the Fixed Account.

     The Owner may elect to receive "Interest Only" Periodic Partial Withdrawals for the interest earned on monies allocated to the Fixed Account. If this option is chosen, the $100 minimum for Periodic Partial Withdrawals will be waived. However, there must be at least $5,000 in the Fixed Account at the time of each Periodic Partial Withdrawal, unless we agree otherwise. This option will void the Fixed Account Initial Premium Guarantee, described at page 37.

     (d) Hardship Withdrawals

     Under certain Qualified Policies, the Plan Administrator may allow, in its sole discretion, certain withdrawals it determines to be "Hardship Withdrawals." The Surrender Charge, 10% penalty tax and provisions applicable to Partial Withdrawals apply to Hardship Withdrawals. For all Policies, the Surrender Charge will only be applied to any amounts withdrawn in any Policy Year which, when added to all other Surrender Charge free withdrawals in that Policy Year, exceed the 10% Window. For Policies with accumulated Premium Payments of $100,000 or more, the Surrender Charge will not apply if the amount of the Hardship Withdrawal is less than or equal to the gain in the Policy which is measured as the Accumulation Value of the Policy less accumulated Premium Payments.

     REQUIRED MINIMUM DISTRIBUTION OPTION

     For IRAs and IRA SEPs, the Owner is generally not required to elect the Required Minimum Distribution Option until April 1st of the year following the calendar year he or she attains age 70 1/2. For TSAs, the Owner is generally not required to elect the Required Minimum Distribution Option until April 1st of the year following the calendar year he or she attains age 70 1/2 or until April 1st of the year following the calendar year he or she retires, whichever occurs last.

     CANCELLATIONS

     NYLIAC may, in its sole discretion, subject to any applicable state insurance law or regulation, cancel a Policy if no Premium Payments are made for two or more Policy Years in a row, and both (a) the total Premium Payments made, less any Partial Withdrawals and any Surrender Charges, and (b) the Accumulation Value, are less than $2,000. If such a cancellation occurs, NYLIAC will pay the Owner the Accumulation Value. We will notify you of our intention to exercise this right and give you 90 days to make a Premium Payment.

     ANNUITY COMMENCEMENT DATE

     The Annuity Commencement Date is the date specified on the Policy Data Page. The Annuity Commencement Date is the day that Income Payments are scheduled to commence under the Policy unless the Policy has been surrendered or an amount has been paid as proceeds to the designated Beneficiary prior to that date. The Owner may change the Annuity Commencement Date to an earlier date by providing written notice to NYLIAC. The Owner may defer the Annuity Commencement Date to a later date agreed to by NYLIAC, provided that written notice of the request is received by NYLIAC at least one month before the last selected Annuity Commencement Date. The Annuity Commencement Date and Income Payment method for Qualified Policies may also be controlled by endorsements, the plan, or applicable law. The Surrender Charge will be waived if the Life Income Payment Option is selected after the first Policy Anniversary.

     DEATH BEFORE ANNUITY COMMENCEMENT

     If an Owner or Annuitant dies prior to the Annuity Commencement Date, an amount will be paid as proceeds to the designated Beneficiary, as of the date proof of death and all requirements necessary to make the payment are received. That amount will be the greater of (a) the Accumulation Value, less any outstanding loan balance, (b) the sum of all Premium Payments made, less any outstanding loan balance, less any Partial Withdrawals and Surrender Charges on those withdrawals or, (c) the "reset value" plus any additional Premium Payments made since the most recent "reset date," less any outstanding loan balance, less any withdrawals made since the most recent "reset date" and any Surrender Charges applicable to such withdrawals. The reset value, with respect to any Policy, is recalculated every three years (six years in Texas) from the date of the initial Premium Payment ("Reset Anniversary") until the Owner or Annuitant reaches age 85, unless required otherwise by applicable state laws. The reset value is calculated on the Reset Anniversary and is based on a comparison between (a) the current Reset Anniversary's Accumulation Value, and (b) the prior Reset Anniversary's value, plus any premiums since the prior Reset Anniversary date, less any Partial Withdrawals and surrender charges on those withdrawals since the last Reset Anniversary date. The greater of the compared values will be the new Reset Value. The formula guarantees that the amount paid will at least equal the sum of all Premium Payments (less any outstanding loan balance, Partial Withdrawals and Surrender Charges on such Partial Withdrawals), independent of the investment experience of the Separate Account. The Beneficiary may receive the amount payable in a lump sum or under any life income payment option which is then available.

     If an Owner or Annuitant dies before the Annuity Commencement Date, the Policy will no longer be in force and we will pay as proceeds to the Beneficiary an amount which is the greater of "(a)," "(b)," or "(c)" as they are described in the preceding paragraph. Payment will be made in a lump sum to the Beneficiary unless the Owner has elected or the Beneficiary elects otherwise in a signed written notice which gives us the facts that we need. If such an election is properly made, all or part of these proceeds will be:

          (i) applied under the Life Income Payment Option to provide an immediate annuity for the Beneficiary who will be the Owner and Annuitant; or

          (ii) applied under another Income Payment option we may offer at the time. Payments under the annuity or under any other method of payment we make available must be for the life of the Beneficiary, or for a number of years that is not more than the life expectancy of the Beneficiary at the time of the Owner's death (as determined for federal tax purposes), and must begin within one year after the Owner's death. (See "Income Payments" at page 33.)

     If the Owner's spouse is the Beneficiary, the proceeds can be paid to the surviving spouse if the Owner dies before the Annuity Commencement Date or the Policy can continue with the Owner's surviving spouse as the new Owner, and, if the Owner was the Annuitant, as the Annuitant. If a Policy is jointly owned, ownership rights and privileges under the Policy must be exercised jointly and benefits under the Policy will be paid upon the death of any joint owner. (See "Federal Tax Matters--Taxation of Annuities in General" at page 38.)

     If the Annuitant and, where applicable under another Income Payment option, the Joint Annuitant, if any, die after the Annuity Commencement Date, NYLIAC will pay the sum required by the Income Payment option in effect.

     Any distribution or application of Policy proceeds will be made within 7 days after NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with the event or election that causes the distribution to take place, subject to postponement in certain circumstances. (See "Delay of Payments" below.)

     INCOME PAYMENTS

     (a) Election of Income Payment Options

     Income Payments will be made under the Life Income Payment Option or under such other option we may offer at that time where permitted by state laws. We will require that a single sum payment be made if the Accumulation Value is less than $2,000. At any time before the Annuity Commencement Date, the Owner may change the Income Payment option or request any other method of payment agreeable to NYLIAC. If the Life Income Payment Option is chosen, proof of birth date may be required before Income Payments begin. For Income Payment options involving life income, the actual age of the Annuitant will affect the amount of each payment. Since payments based on older annuitants are expected to be fewer in number, the amount of each annuity payment shall be greater. Payments under the Life Income Payment Option will always be in the same specified amount and will be paid over the life of the Annuitant with a guarantee of 10 years of payments, even if the Annuitant dies sooner. NYLIAC does not currently offer variable Income Payment Options.

     Under Income Payment Options involving life income, the Payee may not receive Income Payments equal to the total Premium Payments if the Annuitant dies before the actuarially predicted date of death. Income Payment Options involving life income are based on annuity tables that vary on the basis of gender, unless the Policy was issued under an employer sponsored plan or in a state which requires unisex rates.

     (b) Other Methods of Payment

     If NYLIAC agrees, the Owner (or the Beneficiary upon the death of the Annuitant or the Owner prior to the Annuity Commencement Date) may choose to have Income Payments made under some other method of payment or in a single sum.

     (c) Proof of Survivorship

     Satisfactory proof of survival may also be required, from time to time before any Income Payments or other benefits will be paid. The proof will be requested at least 30 days prior to the next scheduled benefit payment date.

     DELAY OF PAYMENTS

     Payment of any amounts due from the Separate Account under the Policy will occur within seven days of the date NYLIAC receives all documents (including documents necessary to comply with federal and state tax law) in connection with a request unless:

          1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

          2. An emergency exists as defined by the Securities and Exchange Commission;

          3. The Securities and Exchange Commission permits a delay for the protection of security holders; or

          4. The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

     For the same reasons, transfers from the Separate Account to the Fixed Account may be delayed.

     Payments of any amount due from the Fixed Account may also be delayed. When permitted by law, we may defer payment of any partial or full surrender request for up to six months from the date of surrender from the Fixed Account. Interest of at least 3.5% per year will be paid on any amount deferred for 30 days or more.

     DESIGNATION OF BENEFICIARY

     The Owner may name, in a written form acceptable to us, one or more Beneficiaries. Thereafter, before the Annuity Commencement Date and while the Annuitant is living, the Owner may change the Beneficiary by written notice in a form acceptable to NYLIAC. If before the Annuity Commencement Date, the Annuitant dies before the Owner and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the Owner. If the Owner is the Annuitant, the proceeds pass to the Owner's estate. However, if the Owner who is not the Annuitant dies before the Annuity Commencement Date, and no Beneficiary for the proceeds or for a stated share of the proceeds survives, the right to the proceeds or shares of the proceeds passes to the Owner's estate.

     For policies issued with respect to a Policy Request, the beneficiary will be the Owner or estate thereof until the beneficiary is designated as described under "Issuing the Policy and Premium Payments" at page 21.

     RESTRICTIONS UNDER INTERNAL REVENUE CODE SECTION 403(B)(11)

     Distributions attributable to salary reduction contributions made in years beginning after December 31, 1988 (including the earnings on these contributions), as well as to earnings in such years on salary reduction accumulations held as of the end of the last year beginning before January 1, 1989, may not begin before the employee attains age 59 1/2, separates from service, dies or becomes disabled. The plan may also provide for distribution in the case of hardship. However, hardship distributions are limited to amounts contributed by salary reduction; the earnings on such amounts may not be withdrawn. Even though a distribution may be permitted under these rules (e.g. for hardship or after separation from service), it may nonetheless be subject to a 10% additional income tax as a premature distribution. To the extent that these limitations on distributions conflict with the redeemability provisions of the Investment Company Act, NYLIAC relies upon a November 28, 1988 Securities and Exchange Commission "No-Action" letter for exemptive relief.

     Under the terms of your plan, you may have the option to invest in other 403(b) funding vehicles, including 403(b)(7) custodial accounts. You should consult your plan document to make this determination.

     LOANS

     Under your 403(b) Policy, you may borrow against your Policy's Accumulation Value after the first Policy Year and prior to the Annuity Commencement Date. Unless we agree otherwise, only one loan may be outstanding at a time, however, an existing loan balance from an inforce Policy may be "rolled" into a new, larger loan for the same policy. A minimum Accumulation Value of $5,000 must remain in the Policy. The minimum loan amount is $500. The maximum loan that may be taken is the lesser of: (a) 50% of the Policy's Accumulation Value on the date of the loan or
(b) $50,000. A loan processing fee of $25 will be withdrawn from the Accumulation Value on a pro rata basis, unless prohibited by applicable state law or regulation. If on the date of the loan you do not have a Fixed Accumulation Value equal to at least 125% (110% in New York) of the loan amount, sufficient Accumulation Value will be transferred from the Investment Divisions on a pro rata basis so that the Fixed Accumulation Value equals 125% (110% in New York) of the loan amount. While a loan is outstanding no partial withdrawals or transfers may be made which would reduce the Fixed Accumulation Value to an amount less than 125% (110% in New York) of the outstanding loan balance.

     For plans not subject to the Employee Retirement Income Security Act of 1974 ("ERISA"), the interest rate paid by the Owner of the loan will equal 5%. The assets being held in the Fixed Account to secure the loan will be credited with the minimum guaranteed interest rate of 3%. For plans subject to ERISA, the interest charged on the loan will be applied at the then current Prime Rate plus 1%. The money being held in the Fixed Account to secure the loan will be credited with a rate of interest that is the Prime Rate less 1%, but will always be at least equal to the minimum guaranteed interest rate of 3%. For all plans, interest will be assessed in arrears as part of the periodic loan repayments.

     The loan must be repaid on a periodic basis at a frequency not less frequently than quarterly and over a period no greater than five years from the date it is taken. If a loan repayment is in default we will withdraw the amount in default from the Fixed Accumulation Value to the extent permitted by Federal income tax rules. Such a repayment will be taken on a FIFO basis from amounts allocated to the Fixed Account.

     Loans to acquire a principal residence are permitted under the same terms described above, except that:

          (a) the minimum loan amount is $5,000; and

          (b) repayment of the loan amount may be extended to a maximum of twenty-five years.

     Any outstanding loan balance will be deducted from the Fixed Accumulation Value prior to payment of a surrender or the commencement of the annuity benefits. On death of the Owner or Annuitant, any outstanding loan balance will be deducted from the Fixed Accumulation Value as a Partial Withdrawal as of the date the notice of death is received.

     Loans are subject to the terms of the Policy, your 403(b) Plan and the Code, which may impose restrictions upon them. We reserve the right to suspend, modify, or terminate the availability of loans under this Policy at any time. However, any action taken by us will not affect already outstanding loans.

     RIDERS

     For no additional Premium Payment, two riders are included: an Unemployment Benefit Rider, available on Non-Qualified and IRA Policies, and a Living Needs Benefit Rider, available for all types of Policies. Both riders provide for an increase in the amount that can be withdrawn from your Policy which will not be subject to the imposition of a

Surrender Charge upon the occurrence of certain qualifying events. The riders are only available in those states where they have been approved.

     (a) Living Needs Benefit Rider

     If the Annuitant enters a nursing home, becomes terminally ill or disabled, you as Owner, may be eligible to receive all or a portion of the accumulated value without paying a Surrender Charge. There is no additional charge for this, and as the Owner you are automatically entitled to this benefit if it is approved by your state. The Policy must have been inforce for at least one year and have a minimum cash value of $5,000. Withdrawals will be taxable to the extent of gain and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved.

     (b) Unemployment Benefit Rider

     For all Non-Qualified Policies and IRAs, if you as Owner of the Policy become unemployed, you may be eligible to increase the amount that can be withdrawn from your Policy up to 50% without paying contract Surrender Charges. There is no additional charge for this, and as Owner you are automatically entitled to this benefit if it is approved by your state. This rider can only be used once. The Policy must have been inforce for at least one year and have a minimum cash value of $5,000. Withdrawals may be taxable transactions and, prior to age 59 1/2, may be subject to a 10% IRS penalty. This rider is in effect in all states where approved.

                               THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's general account, which includes all of NYLIAC's assets except those assets specifically allocated to NYLIAC's separate accounts. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. An interest in the Fixed Account is not registered under the Securities Act of 1933, and the Fixed Account is not registered as an investment company under the Investment Company Act of 1940. Accordingly neither the Fixed Account nor any interests therein are generally subject to the provisions of these statutes, and NYLIAC has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus relating to the Fixed Account. These disclosures regarding the Fixed Account may, however, be subject to certain applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     (a) Interest Crediting

     NYLIAC guarantees that it will credit interest at an effective rate of at least 3% to amounts allocated or transferred to the Fixed Account under the Policies. NYLIAC may, AT ITS SOLE DISCRETION, credit a higher rate or rates of interest to amounts allocated or transferred to the Fixed Account. Interest rates will be set on the anniversary of each payment or transfer and all Premium Payments and additional amounts (including transfers from other Investment Divisions) allocated to the Fixed Account, plus prior interest earned on such amounts, will receive their applicable interest rate for one year periods from the anniversary on which the allocation or transfer was made.

     (b) Transfers to Investment Divisions

     Amounts may be transferred from the Fixed Account to the Investment Divisions up to 30 days prior to the Annuity Commencement Date, subject to the following conditions.

          1. An amount NOT GREATER THAN 20% of the Fixed Accumulation Value at the beginning of the Policy Year may be transferred during that Policy Year from the Fixed Account to the Investment Divisions.

          2. Transfers of at least the minimum amount are permitted. The minimum amount that may be transferred from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or (ii) the Fixed Accumulation Value, unless we agree otherwise. (Additionally, the remaining values in the Fixed Account must be at least $500. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, that amount must be included in the transfer, unless NYLIAC in its discretion determines otherwise. Amounts transferred from the Fixed Account will be determined on a FIFO basis, for purposes of determining the rate at which interest will be credited on monies remaining in the Fixed Account.)

     Except as part of an existing Dollar Cost Averaging or Interest Sweep request, money may not be transferred into the Fixed Account if a transfer was made out of the Fixed Account during the previous six-month period. Unlimited transfers are permitted each Policy Year, although we reserve the right to impose a charge of up to $30 per transfer for each transfer in excess of twelve transfers in any Policy Year.

     Transfer requests must be in writing on a form approved by NYLIAC or by telephone in accordance with established procedures. For a more detailed discussion of procedures that may be used for requesting transfers by telephone, please see "Procedures for Telephone Transactions" at page 23 of this Prospectus.

     Partial withdrawals will be deducted and any Surrender Charges will be applied to the Fixed Account on a FIFO basis (i.e., from any value in the Fixed Account attributable to Premium Payments or transfers from Investment Divisions in the same order in which such payments or transfers were allocated to the Fixed Account during the life of the Policy). NYLIAC will also determine such partial withdrawals on a FIFO basis, for purposes of determining the rate at which interest will be credited on any monies remaining in the Fixed Account.

     (c) Fixed Account Initial Premium Guarantee

     NYLIAC guarantees that upon any surrender of a Policy which occurs within the first three Policy Years, the Owner will receive an amount equal to at least that portion of the initial Premium Payment which was initially allocated to the Fixed Account. However, this guarantee will not apply if the Owner transfers money out of the Fixed Account (except transfers made under the Interest Sweep option) or makes any Partial Withdrawals, including any Partial Withdrawals from the Separate Account, during such period.

     See the Policy itself for details and a description of the Fixed Account.

                              FEDERAL TAX MATTERS

     INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. The Qualified Policies are designed for use by individuals in retirement plans which are intended to qualify as plans qualified for special income tax treatment under Sections 219, 403, 408 or 457 of the Code. The ultimate effect of federal income taxes on the Accumulation Value, on Income Payments and on the economic benefit to the Owner, the Annuitant or the Beneficiary depends on the type of retirement plan for which the Qualified Policy is purchased, on the tax and employment status of the individual concerned and on NYLIAC's tax status. The following discussion assumes that Qualified Policies are used in retirement plans that qualify for the special federal income tax treatment described above. This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under a Policy. Any person concerned about these tax implications should consult a competent tax adviser before making a Premium Payment. This discussion is based upon NYLIAC's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the Internal Revenue Service. Moreover, no attempt has been made to consider any applicable state or other tax laws except with respect to the imposition of any state premium taxes.

     TAXATION OF ANNUITIES IN GENERAL

     The following discussion assumes that the Policies will qualify as annuity contracts for federal income tax purposes. The Statement of Additional Information discusses such qualifications.

     Section 72 of the Code governs taxation of annuities in general. NYLIAC believes that an annuity contract owner generally is not taxed on increases in the value of a policy until distribution occurs either in the form of a lump sum received by withdrawing all or part of the Accumulation Value (i.e., surrenders or Partial Withdrawals) or as Income Payments under the Income Payment option elected. The exception to this rule is that generally, an Owner of any deferred annuity Policy who is not a natural person must include in income any increase in the excess of the Owner's Accumulation Value over the Owner's investment in the contract during the taxable year. However, there are some exceptions to this exception and you may wish to discuss these with your tax counsel. The taxable portion of a distribution (in the form of an annuity or lump sum payment) is generally taxed as ordinary income. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value generally will be treated as a distribution.

     In the case of a withdrawal or surrender distributed to a participant or Beneficiary under a Qualified Policy (other than a Qualified Policy used in a retirement plan that qualifies for special federal income tax treatment under
Section 457 of the Code as to which there are special rules), a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the total policy value. The "investment in the contract" generally equals the portion, if any, of any Premium Payments paid by or on behalf of an individual under a Policy which is not excluded from the individual's gross income. For Policies issued in connection with qualified plans, the "investment in the contract" can be zero.

     Generally, in the case of a withdrawal under a Non-Qualified Policy before the Annuity Commencement Date, amounts received are first treated as taxable income to the extent that the Accumulation Value immediately before the withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

     Although the tax consequences may vary depending on the Income Payment option elected under the Policy, in general, only the portion of the Income Payment that represents the amount by which the Accumulation Value exceeds the "investment in the contract" will be taxed; after the investment in the Policy is recovered, the full amount of any additional Income Payments is taxable. For Fixed Income Payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the Income Payments for the term of the payments; however, the remainder of each Income Payment is taxable until the recovery of the investment in the contract, and thereafter the full amount of each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     In the case of a distribution pursuant to any Policy, there may be imposed a penalty tax equal to 10% of the amount treated as taxable income. The penalty tax is not imposed in certain circumstances, including, generally, distributions: (1) made on or after the date on which the taxpayer is actual age 59 1/2, (2) made as a result of the Owner's or Annuitant's death or disability, or (3) received in substantially equal installments paid at least annually as a life annuity. Other tax penalties may apply to certain distributions pursuant to a Qualified Policy.

     All non-qualified, deferred annuity contracts issued by NYLIAC (or its affiliates) to the same Owner during any calendar year are to be treated as one annuity contract for purposes of determining the amount includable in an individual's gross income. In addition, there may be other situations in which the Treasury Department may conclude (under its authority to issue regulations) that it would be appropriate to aggregate two or more annuity contracts purchased by the same Owner. Accordingly, an Owner should consult a competent tax adviser before purchasing more than one Policy or other annuity contract.

     A transfer of ownership of a Policy, or designation of an Annuitant or other Beneficiary who is not also the Owner, may result in certain income or gift tax consequences to the Owner that are beyond the scope of this discussion. An Owner contemplating any transfer or assignment of a Policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

     QUALIFIED PLANS

     The Qualified Policy is designed for use with several types of qualified plans. The tax rules applicable to participants and beneficiaries in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions (including special rules for certain lump sum distributions to individuals who attained the age of 50 by January 1,
1986). Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1/2 (subject to certain exceptions), distributions that do not conform to specified minimum distribution rules, aggregate distributions in excess of a specified annual amount, and in certain other circumstances. Therefore,

NYLIAC makes no attempt to provide more than general information about use of the Policies with the various types of qualified plans. Owners and participants under qualified plans as well as Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy issued in connection therewith. Purchasers of Policies for use with any qualified plan should seek competent legal and tax advice regarding the suitability of the Policy therefore.

          (a) Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase annuity policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes.

          (b) Individual Retirement Annuities. Sections 219 and 408 of the Code permit individuals or their employers to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA", including an employer-sponsored Simplified Employee Pension or "SEP". Individual Retirement Annuities are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. In addition, distributions from certain other types of qualified plans may be placed into Individual Retirement Annuities on a tax-deferred basis.

          (c) Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The Policies can be used with such plans. Under such plans, a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer.

                          DISTRIBUTOR OF THE POLICIES

     NYLIFE Distributors Inc. ("NYLIFE Distributors"), 51 Madison Avenue, New York, New York 10010, is the principal underwriter and the distributor of the Policies and is an indirect wholly-owned subsidiary of New York Life. The maximum commission typically paid to broker-dealers who have entered into dealer agreements with NYLIFE Distributors is 6.5%. A portion of this amount will be paid as commissions to registered representatives.

                                 VOTING RIGHTS

     The Funds are not required to hold routine annual stockholder meetings. Each Fund's Board of Directors/Trustees has decided not to hold routine annual stockholder meetings. Special stockholder meetings will be called when necessary. Not holding routine annual meetings will result in Owners having a lesser role in governing the business of the Funds.

     To the extent required by law, the Eligible Portfolio shares held in the Investment Divisions of the Separate Account will be voted by NYLIAC at special shareholder meetings of the Funds in accordance with instructions received from persons having voting interests in the corresponding Investment Division. If, however, the Investment Company Act of 1940 or any regulation thereunder should be amended, or if the present interpretation thereof should change, and as a result, NYLIAC determines that it is allowed to vote the Eligible Portfolio shares in its own right, NYLIAC may elect to do so.

     The number of votes which are available to an Owner will be calculated separately for each Investment Division of the Separate Account. That number will be determined by applying his or her percentage interest, if any, in a particular Investment Division to the total number of votes attributable to the Investment Division.

     Prior to the Annuity Commencement Date, the Owner holds a voting interest in each Investment Division to which Policy Value is allocated. The number of votes which are available to an Owner will be determined by dividing the Accumulation Value attributable to an Investment Division by the net asset value per share of the applicable Eligible Portfolios.

     The number of votes of the Eligible Portfolio which are available will be determined as of the date coincident with the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the relevant Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the relevant Fund.

     Fund shares as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Policies participating in that Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports and other materials relating to the appropriate Eligible Portfolio.

                           TABLE OF CONTENTS FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION

     A Statement of Additional Information is available which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                                                                                PAGE
                                                                                ----
THE POLICIES.................................................................     2
INVESTMENT PERFORMANCE CALCULATIONS..........................................     2
GENERAL MATTERS..............................................................     6
FEDERAL TAX MATTERS..........................................................     7
DISTRIBUTOR OF THE POLICIES..................................................     8
SAFEKEEPING OF SEPARATE ACCOUNT ASSETS.......................................     9
STATE REGULATION.............................................................     9
RECORDS AND REPORTS..........................................................     9
LEGAL PROCEEDINGS............................................................     9
INDEPENDENT ACCOUNTANTS......................................................    10
OTHER INFORMATION............................................................    10
FINANCIAL STATEMENTS.........................................................   F-1